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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

ENDURO ROYALTY TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

ENDURO ROYALTY TRUST
The Bank of New York Mellon Trust Company, N.A., Trustee
Global Corporate Trust
919 Congress Avenue, Suite 500
Austin, Texas 78701

July 11, 2017
Dear Unitholder:

        You are cordially invited to attend a Special Meeting ("Special Meeting") of unitholders ("Unitholders") of Enduro Royalty Trust, a Delaware statutory trust (the "Trust") to be held on August 30, 2017, at 10:00 a.m., Central Daylight Time, at 777 Main Street, Concourse Level Meeting Room, Fort Worth, Texas 76102. The Special Meeting has been called by Enduro Resource Partners LLC, a Delaware limited liability company ("Enduro"), pursuant to Section 8.02 of the Amended and Restated Trust Agreement of the Trust, dated as of November 3, 2011 (the "Trust Agreement"). Please find enclosed a notice to Unitholders, a Proxy Statement describing the business to be transacted at the meeting, and a form of proxy card ("Proxy") for use in voting at the meeting.

        At the Special Meeting, you will be asked to consider and act upon proposals (each, a "Proposal" and collectively, the "Proposals") to approve: (1) eight transactions (the "Transactions") pursuant to which (a) Enduro Operating LLC, a Delaware limited liability company ("Enduro Operating") will sell its interests in certain oil and natural gas properties that constitute part of the oil and natural gas properties burdened by the Net Profits Interest (as defined herein) held by the Trust, (b) the Trust will release the related Net Profits Interest associated with such oil and natural gas properties, and (c) the net proceeds received by the Trust with respect to each such sale will be distributed to the Unitholders, (2) amendments to the Trust Agreement to permit the Transactions, (3) amendments to the Conveyance of Net Profits Interest, executed as of November 8, 2011, from Enduro Operating to Enduro Texas LLC, a Texas limited liability company ("Enduro Texas"), as supplemented by that certain Supplement to Conveyance of Net Profits Interest, executed as of November 8, 2011, among Enduro Operating, Enduro Texas and the Trust to permit the Transactions, (4) amendments to the Trust Agreement to permit the costs associated with calling any Unitholder meeting, including, without limitation, meeting costs, proxy preparation costs, proxy solicitation costs and costs of counsel and other advisors associated therewith, pursuant to the proposed Section 3.02(d) to be paid pro rata by the Trust and Enduro, and (5) an adjournment of the Special Meeting, if necessary or appropriate, to permit solicitation of additional proxies in favor of the Proposals.

        Proposals 1, 2 and 3 above comprise a group of related and interdependent proposals for Unitholder action. Implementation of each such Proposal is contingent upon the implementation of each of the other Proposals. Accordingly, Proposals 1, 2 and 3 will not be implemented unless all such Proposals are approved by Unitholders of record holding at least 75% of the then outstanding units of beneficial interest ("Trust Units") of the Trust.

        Implementation of Proposal 4 is contingent upon the implementation of each of Proposals 2 and 3. Accordingly, Proposal 4 will not be implemented unless Proposals 2 and 3 are approved by Unitholders of record holding at least 75% of the then outstanding Trust Units; however, the Unitholders are being asked to separately consider and act upon Proposal 4 and have the ability to reject Proposal 4 even if Proposals 2 and 3 are approved.

        We hope that you will be able to attend the Special Meeting, and we urge you to read the enclosed Proxy Statement before you decide to vote. Even if you do not plan to attend, please complete, sign, date and return the enclosed Proxy as promptly as possible. It is important that your Trust Units be represented at the Special Meeting.

Very truly yours,
The Bank of New York Mellon Trust Company, N.A.,
Trustee of Enduro Royalty Trust
By:	/s/ SARAH NEWELL
Sarah Newell
Vice President and Trust Officer

YOUR VOTE IS IMPORTANT

        All Unitholders are cordially invited to attend the Special Meeting in person. However, to ensure your representation at the Special Meeting, you are urged to complete, sign, date and return the enclosed Proxy as promptly as possible in the enclosed postage paid envelope. Returning your Proxy will help the Trust assure that a quorum will be present at the Special Meeting and avoid the additional expense of duplicate proxy solicitations. Any Unitholder attending the Special Meeting may vote in person even if he or she has returned the Proxy.

PROXY STATEMENT	1
SOLICITATION AND REVOCABILITY OF PROXIES	1
VOTING AND QUORUM	2
THE TRUST	3
PROPOSAL 1	5
PROPOSAL 1(a) APPROVAL OF SALE OF THE CHISHOLM PROPERTIES, RELEASE OF RELATED NET PROFITS INTEREST AND DISTRIBUTION OF NET PROCEEDS FROM SUCH SALE	9
PROPOSAL 1(b) APPROVAL OF SALE OF THE OXY PROPERTIES, RELEASE OF RELATED NET PROFITS INTEREST AND DISTRIBUTION OF NET PROCEEDS FROM SUCH SALE	11
PROPOSAL 1(c) APPROVAL OF SALE OF THE FORGE PROPERTIES, RELEASE OF RELATED NET PROFITS INTEREST AND DISTRIBUTION OF NET PROCEEDS FROM SUCH SALE	13
PROPOSAL 1(d) APPROVAL OF SALE OF THE SUMMIT PROPERTIES, RELEASE OF RELATED NET PROFITS INTEREST AND DISTRIBUTION OF NET PROCEEDS FROM SUCH SALE	15
PROPOSAL 1(e) APPROVAL OF SALE OF THE DE MIDLAND PROPERTIES, RELEASE OF RELATED NET PROFITS INTEREST AND DISTRIBUTION OF NET PROCEEDS FROM SUCH SALE	17
PROPOSAL 1(f) APPROVAL OF SALE OF THE PARSLEY PROPERTIES, RELEASE OF RELATED NET PROFITS INTEREST AND DISTRIBUTION OF NET PROCEEDS FROM SUCH SALE	19
PROPOSAL 1(g) APPROVAL OF SALE OF THE TRACKER PROPERTIES, RELEASE OF RELATED NET PROFITS INTEREST AND DISTRIBUTION OF NET PROCEEDS FROM SUCH SALE	21
PROPOSAL 1(h) APPROVAL OF SALE OF THE QEP PROPERTIES, RELEASE OF RELATED NET PROFITS INTEREST AND DISTRIBUTION OF NET PROCEEDS FROM SUCH SALE	23
PROPOSAL 2 APPROVAL OF AMENDMENTS TO THE TRUST AGREEMENT IN ORDER TO PERMIT ASSET SALES AND THE RELEASE OF THE NET PROFITS INTEREST	25
PROPOSAL 3 APPROVAL OF AMENDMENTS TO THE CONVEYANCE IN ORDER TO PERMIT ASSET SALES AND THE RELEASE OF THE NET PROFITS INTEREST	28
PROPOSAL 4 APPROVAL OF AMENDMENTS TO THE TRUST AGREEMENT TO PERMIT THE COSTS ASSOCIATED WITH CALLING ANY UNITHOLDER MEETING, INCLUDING, WITHOUT LIMITATION, MEETING COSTS, PROXY PREPARATION COSTS, PROXY SOLICITATION COSTS AND COSTS OF COUNSEL AND OTHER ADVISORS ASSOCIATED THEREWITH, PURSUANT TO THE PROPOSED SECTION 3.02(d) TO BE PAID PRO RATA BY THE TRUST AND ENDURO	31
PROPOSAL 5 APPROVAL OF ANY ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO PERMIT SOLICITATION OF ADDITIONAL PROXIES IN FAVOR OF PROPOSALS 1, 2, 3 AND 4	33
U.S. FEDERAL INCOME TAX CONSIDERATIONS	34

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ii

ENDURO ROYALTY TRUST
The Bank of New York Mellon Trust Company, N.A., Trustee
Global Corporate Trust
919 Congress Avenue, Suite 500
Austin, Texas 78701

NOTICE OF SPECIAL MEETING OF UNITHOLDERS
To Be Held August 30, 2017

        PLEASE TAKE NOTICE THAT a Special Meeting ("Special Meeting") of unitholders ("Unitholders") of Enduro Royalty Trust, a Delaware statutory trust (the "Trust"), has been called by Enduro Resource Partners LLC, a Delaware limited liability company ("Enduro"), pursuant to Section 8.02 of the Amended and Restated Trust Agreement of the Trust. The Special Meeting will be held on August 30, 2017, at 10:00 a.m., Central Daylight Time, at 777 Main Street, Concourse Level Meeting Room, Fort Worth, Texas 76102, to consider and vote upon proposals (each, a "Proposal" and collectively, the "Proposals") to approve:

          (1)   eight transactions (the "Transactions") pursuant to which (a) Enduro Operating LLC, a Delaware limited liability company ("Enduro Operating") will sell its interests in certain oil and natural gas properties that constitute part of the oil and natural gas properties burdened by the Net Profits Interest (as defined herein) held by the Trust, (b) the Trust will release the related Net Profits Interest associated with such oil and natural gas properties, and (c) the net proceeds received by the Trust with respect to each such sale will be distributed to the Unitholders;

          (2)   amendments to the Amended and Restated Trust Agreement, dated as of November 3, 2011, of the Trust (the "Trust Agreement") to permit the Transactions;

          (3)   amendments to the Conveyance of Net Profits Interest, executed as of November 8, 2011, from Enduro Operating to Enduro Texas LLC, a Texas limited liability company ("Enduro Texas"), as supplemented by that certain Supplement to Conveyance of Net Profits Interest, executed as of November 8, 2011, among Enduro Operating, Enduro Texas and the Trust (collectively, the "Conveyance") to permit the Transactions;

          (4)   amendments to the Trust Agreement to permit the costs associated with calling any Unitholder meeting, including, without limitation, meeting costs, proxy preparation costs, proxy solicitation costs and costs of counsel and other advisors associated therewith, pursuant to the proposed Section 3.02(d) to be paid pro rata by the Trust and Enduro; and

          (5)   approval of the adjournment of the Special Meeting, if necessary or appropriate, to permit solicitation of additional proxies in favor of the above Proposals.

        Proposals 1, 2 and 3 above comprise a group of related and interdependent proposals for Unitholder action. Implementation of Proposals 1, 2 and 3 is contingent upon the implementation of each of the other Proposals. Accordingly, Proposals 1, 2 and 3 will not be implemented unless all such Proposals are approved by Unitholders of record holding at least 75% of the then outstanding units of beneficial interest ("Trust Units") of the Trust.

        Implementation of Proposal 4 is contingent upon the implementation of each of Proposals 2 and 3. Accordingly, Proposal 4 will not be implemented unless Proposals 2 and 3 are approved by Unitholders of record holding at least 75% of the then outstanding Trust Units; however, the Unitholders are being asked to separately consider and act upon Proposal 4 and have the ability to reject Proposal 4 even if Proposals 2 and 3 are approved.

        The close of business on July 10, 2017 (the "Record Date"), has been fixed as the record date for the determination of Unitholders entitled to receive notice of, and to vote at, the Special Meeting and any adjournment or postponement thereof. Only holders of record of Trust Units at the close of business on the Record Date are entitled to notice of, and to vote at, the Special Meeting.

        A list of Unitholders entitled to vote at the Special Meeting will be available for inspection by any Unitholder for any purpose germane to the Special Meeting during ordinary business hours for the ten days preceding the Special Meeting at the Trustee's offices at 919 Congress Avenue, Suite 500, Austin, Texas 78701, and also at the Special Meeting.

        Whether or not you plan to attend the Special Meeting in person, please submit your Proxy as promptly as possible (1) through the Internet, (2) by telephone or (3) by marking, signing and dating the enclosed Proxy and returning it in the postage-paid envelope provided. If you hold your Trust Units in "street name," you should instruct your broker how to vote in accordance with your voting instruction card. If you do not submit your Proxy, do not instruct your broker how to vote your shares or do not vote in person at the Special Meeting, it will have the same effect as a vote "AGAINST" each of the Proposals. You may revoke your Proxy before the Special Meeting as described in the Proxy Statement under the heading "Solicitation and Revocability of Proxies."

The Bank of New York Mellon Trust Company, N.A.,
Trustee of Enduro Royalty Trust
By:	/s/ SARAH NEWELL Sarah Newell Vice President and Trust Officer

Austin, Texas
July 11, 2017

ENDURO ROYALTY TRUST
The Bank of New York Mellon Trust Company, N.A., Trustee
Global Corporate Trust
919 Congress Avenue, Suite 500
Austin, Texas 78701

PROXY STATEMENT

SOLICITATION AND REVOCABILITY OF PROXIES

        The Bank of New York Mellon Trust Company, N.A., as trustee ("Trustee") of Enduro Royalty Trust, a Delaware statutory trust (the "Trust") and acting on behalf of the Trust, requests your proxy for use at the Special Meeting of unitholders of the Trust ("Unitholders") to be held on August 30, 2017, at 10:00 a.m., Central Daylight Time, at 777 Main Street, Concourse Level Meeting Room, Fort Worth, Texas 76102, and at any adjournment or postponement thereof. The Special Meeting has been called by Enduro Resource Partners LLC, a Delaware limited liability company ("Enduro"), pursuant to Section 8.02 of the Amended and Restated Trust Agreement of the Trust. By signing and returning the enclosed proxy card ("Proxy") you authorize the persons named on the Proxy to represent you and to vote your Trust Units at the Special Meeting. This Proxy Statement and the form of Proxy were first mailed to Unitholders of the Trust on or about July 11, 2017.

        This solicitation of proxies is made by the Trust. In addition, the Trust has engaged Morrow Sodali LLC (the "Proxy Solicitor") to assist in the solicitation of Proxies for the Special Meeting, and it estimates that it will pay the Proxy Solicitor a fee of $12,500 for its services plus certain costs and expenses. The Trust has also agreed to indemnify the Proxy Solicitor against certain losses arising out of its services. Representatives of the Trustee may solicit proxies personally or by telephone, mail, electronic mail or other forms of wire or facsimile communication. The Trust may also request banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of units of beneficial interest in the Trust ("Trust Units") that those companies hold of record. In addition to the fees and expenses associated with hiring the Proxy Solicitor, the Trust will incur certain other transaction fees in connection with preparing and filing this Proxy Statement and holding the Special Meeting (all such fees and expenses, the "Proxy/Meeting Expenses"). Pursuant to an agreement among Enduro, Enduro Operating and the Trustee (the "Holdback Agreement"), if Proposals 1, 2 and 3 are not approved by the Unitholders, Enduro will either directly pay, or reimburse the Trust and the Trustee for, all Proxy/Meeting Expenses. If Proposals 1, 2 and 3 are approved by the Unitholders, but the Unitholders do not approve Proposal 4, Enduro will also be required to either directly pay, or reimburse the Trust and the Trustee for, all Proxy/Meeting Expenses. If Proposals 1, 2, 3 and 4 are approved by the Unitholders, the Proxy/Meeting Expenses will be paid twenty percent (20%) by Enduro and eighty percent (80%) by the Trust.

        If you attend the Special Meeting, you may vote in person. If you are not present at the Special Meeting, your Trust Units can be voted only if you have returned a properly signed Proxy or are represented by another Proxy. You may revoke your proxy at any time before it is exercised at the Special Meeting by (a) signing and submitting a later-dated Proxy to the Trustee, (b) delivering written notice of revocation of the proxy to the Trustee, or (c) voting in person at the Special Meeting. In the absence of any such revocation, Trust Units represented by the persons named on the Proxy will be voted as follows:

  •
  "FOR" the approval of the sale of the Chisholm Properties (as defined herein), release of related Net Profits Interest and distribution of proceeds from such sale;

  •
  "FOR" the approval of the sale of the OXY Properties (as defined herein), release of related Net Profits Interest and distribution of proceeds from such sale;

  •
  "FOR" the approval of the sale of the Forge Properties (as defined herein), release of related Net Profits Interest and distribution of proceeds from such sale;

  •
  "FOR" the approval of the sale of the Summit Properties (as defined herein), release of related Net Profits Interest and distribution of proceeds from such sale;

  •
  "FOR" the approval of the sale of the DE Midland Properties (as defined herein), release of related Net Profits Interest and distribution of proceeds from such sale;

  •
  "FOR" the approval of the sale of the Parsley Properties (as defined herein), release of related Net Profits Interest and distribution of proceeds from such sale;

  •
  "FOR" the approval of the sale of the Tracker Properties (as defined herein), release of related Net Profits Interest and distribution of proceeds from such sale;

  •
  "FOR" the approval of the sale of the QEP Properties (as defined herein), release of related Net Profits Interest and distribution of proceeds from such sale;

  •
  "FOR" the approval of amendments to the Trust Agreement in order to permit asset sales and the release of the Net Profits Interest;

  •
  "FOR" the approval of amendments to the Conveyance in order to permit asset sales and the release of the Net Profits Interest;

  •
  "FOR" the approval of amendments to the Trust Agreement to permit the costs associated with calling any Unitholder meeting, including, without limitation, meeting costs, proxy preparation costs, proxy solicitation costs and costs of counsel and other advisors associated therewith, pursuant to the proposed Section 3.02(d) to be paid pro rata by the Trust and Enduro; and

  •
  "FOR" the approval of any adjournment of the Special Meeting, if necessary or appropriate, to permit solicitation of additional proxies in favor of Proposals 1, 2, 3, and 4.

VOTING AND QUORUM

        The only outstanding voting securities of the Trust are the Trust Units. As of the close of business on July 10, 2017 (the "Record Date"), there were 33,000,000 Trust Units outstanding and entitled to be voted at the Special Meeting.

        Each outstanding Trust Unit is entitled to one vote. The presence, in person or by proxy, of Unitholders who, on the Record Date, held Trust Units representing a majority of the Trust Units outstanding as of the Record Date will constitute a quorum at the Special Meeting. The Trustee, upon approval by the holders of a majority of the Trust Units who are present or represented by proxy at the Special Meeting, will have the power to adjourn the Special Meeting from time to time without notice, other than an announcement at the Special Meeting of the time and place of the holding of the adjourned meeting, until a quorum is present. At any such adjourned meeting at which a quorum is present, any business may be transacted that may have been transacted at the Special Meeting had a quorum originally been present. If the adjournment is for more than 30 days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting will be given to each Unitholder of record entitled to vote at the adjourned meeting.

        Proxies solicited by this Proxy Statement may be used to vote in favor of any motion to adjourn the Special Meeting, even if a quorum is not present. If a motion to adjourn the Special Meeting is approved but sufficient proxies are not received by the time set for the resumption of the Special Meeting, this process may be repeated until sufficient proxies to vote in favor of the Proposals described in this Proxy Statement have been received or it appears that sufficient proxies will not be received.

        If you hold your Trust Units in "street name," you should instruct your broker how to vote in accordance with your voting instruction card. If you do not submit your Proxy, do not instruct your broker how to vote your shares or do not vote in person at the Special Meeting, it will have the same effect as a vote "AGAINST" each of the Proposals.

        Abstentions and broker non-votes will count in determining if a quorum is present at the Special Meeting. A broker non-vote occurs if a broker or other nominee attending the Special Meeting in person or submitting a Proxy does not have discretionary authority to vote on a particular item and has not received voting instructions with respect to that item.

        There are no appraisal rights available to the Unitholders in connection with the approval of any of the Proposals to be voted upon in this Proxy Statement.

THE TRUST

        The Trust is a Delaware statutory trust created in May 2011 pursuant to a trust agreement (the "Trust Agreement"), dated May 3, 2011 (as amended and restated on November 3, 2011) among Enduro, as trustor, The Bank of New York Mellon Trust Company, N.A., a national organization organized under the laws of the State of New York (the "Trustee"), as trustee, and Wilmington Trust Company, a trust company organized under the laws of the State of Delaware (the "Delaware Trustee"), as Delaware Trustee. The principal offices of the Trust are located at 919 Congress Avenue, Suite 500, Austin, Texas 78701, and its telephone number is (512) 236-6555.

        The Trust was created to acquire and hold for the benefit of the Unitholders a net profits interest representing the right to receive 80% of the net profits from the sale of oil and natural gas production from certain properties in the states of Texas, Louisiana and New Mexico held by Enduro as of the date Enduro conveyed the net profits interest to the Trust (the "Net Profits Interest"). The properties in which the Trust holds the Net Profits Interest are referred to as the "Underlying Properties."

        In connection with the closing of the initial public offering in November 2011, Enduro contributed the Net Profits Interest to the Trust in exchange for 33,000,000 Trust Units. Through the initial public offering in 2011 and a secondary offering in 2013, Enduro has sold a total of 24,400,000 Trust Units. As of March 31, 2017, Enduro owned 8,600,000 Trust Units, or 26% of the issued and outstanding Trust Units. Please read "Security Ownership of Certain Beneficial Owners and Management."

        The Net Profits Interest is passive in nature and neither the Trust nor the Trustee has any management control over or responsibility for costs relating to the operation of the Underlying Properties. The Trust Agreement provides, among other provisions, that:

  •
  the Trust's business activities are limited to owning the Net Profits Interest and any activity reasonably related to such ownership, including activities required or permitted by the terms of the Conveyance of Net Profits Interest, dated effective as of July 1, 2011 (as supplemented to date, the "Conveyance"). As a result, the Trust is not permitted to acquire other oil and natural gas properties or net profits interests or otherwise to engage in activities beyond those necessary for the conservation and protection of the Net Profits Interest;

  •
  the Trustee may not dispose of any part of the assets of the Trust (including the sale of the Net Profits Interest) except as provided in the Trust Agreement or if approved by Unitholders of record holding at least 75% of the then outstanding Trust Units;

  •
  the Trustee will make monthly payments of the monthly cash distributions (as defined in the Trust Agreement) to Unitholders;

  •
  the Trustee may create a cash reserve to pay for future liabilities of the Trust;

  •
  the Trustee may authorize the Trust to borrow money to pay liabilities, including administrative or incidental expenses of the Trust that exceed its cash on hand and available reserves. No further distributions will be made to Unitholders until such amounts borrowed are repaid; and

  •
  the Trust is not subject to any pre-set termination provisions based on a maximum volume of oil or natural gas to be produced or the passage of time. The Trust will dissolve upon the earliest to occur of the following:

  •
  the Trust, upon approval of the holders of at least 75% of the then outstanding Trust Units, sells the Net Profits Interest;

  •
  the annual cash proceeds received by the Trust attributable to the Net Profits Interest are less than $2 million for each of any two consecutive years;

  •
  the holders of at least 75% of the outstanding Trust Units vote in favor of dissolution; or

  •
  the Trust is judicially dissolved.

        As discussed more fully in Proposal 1, Enduro initiated the process for the proposed transactions that resulted in the calling of the Special Meeting by Enduro and the solicitation of proxies from the Unitholders requesting approval of the Proposals herein. The Trustee is not making any recommendation to Unitholders as to how to vote on Proposals 1, 2, 3, 4 or 5. In addition, due to the nature of the Trust as a passive entity and in light of the contractual arrangements pursuant to which the Trust was created, including the provisions of the Trust Agreement and the Conveyance, the Trust's disclosures necessarily rely upon information provided by Enduro, including information relating to results of operations, plans for future operating and capital expenditures, reserve information and other information relating to the status and results of the Underlying Properties. Accordingly, much of the following disclosure is based upon certain information provided by Enduro as well as assumptions made by Enduro and the Trust.

PROPOSAL 1

Current Status of the Underlying Properties

        Development activity in the Underlying Properties was limited in 2016, leading to oil and natural gas declines as there was limited new production to offset natural declines. The Underlying Properties' oil and natural gas volumes are anticipated to decline again in 2017 due to continued minimal capital expenditures. In 2017, development activity has increased in the East Texas / North Louisiana area. Operators have recently enhanced completion technology on Haynesville wells, resulting in improved economics. Enduro currently anticipates over 50% of the 2017 capital expenditures to be focused on the East Texas/North Louisiana area, with six gross wells planned to be drilled during 2017. The operators of the Underlying Properties continue to evaluate the timing of capital expenditures during 2017, but based on currently available information, Enduro anticipates 2017 capital expenditures to range from $5 million to $8 million attributable to the Underlying Properties, or $4 million to $6.4 million net to the Trust's 80% Net Profits Interest.

Background of the Transactions

        The development of unconventional shale resources has caused the Permian Basin to become one of the most sought after areas in the United States to develop oil and natural gas as it is one of the few oil and natural gas producing basins in the United States where crude oil can be produced economically. The Permian Basin is one of the few areas in the United States where the rig count has increased the past two years. As a consequence, oil and natural gas producers have been paying increasing amounts for acreage positions in the Permian Basin, particularly acreage that is contiguous to larger acreage positions held by those producers or otherwise results in establishing a new position in the core of the Permian Basin.

        With knowledge of the increasing amounts being paid by oil and natural gas producers for properties in the Permian Basin, Enduro undertook a process to identify oil and natural gas properties subject to the Net Profits Interest in the Permian Basin that contained undeveloped acreage with rights to zones that are sought after and for which any associated production did not generate material cash flows for the Trust, but which could generate significant proceeds to the Trust if sold to other oil and natural gas producers. Based on that analysis, Enduro commenced a process to market certain oil and natural gas properties to other oil and natural gas operators, subject in all cases to receipt of appropriate Unitholder approvals for amounts in excess of the limitations set forth in the Trust Agreement and the Conveyance. Enduro believes this divestiture process achieved its goal of generating a relatively large one-time cash distribution without a significant drop in the Trust's monthly distribution.

        In September 2016 and January 2017, Enduro met separately with a land broker in Midland, Texas and representatives from an independent investment bank to discuss market interest for and valuation of certain identified properties in the Permian Basin. In connection with these discussions, Enduro, in consultation with the independent investment bank, organized the identified Permian Basin properties into twelve separate packages and began to identify potentially interested purchasers. Enduro targeted a variety of companies, primarily the operators, companies that owned adjacent properties or those that had recently completed acquisitions in the target areas, or had shown interest in bidding on acquisitions in the area. Enduro contacted 53 companies on a confidential basis to obtain a general level of market interest in the target properties and sent information on acreage positions to 35 companies that expressed interest. Enduro conducted a marketing period for the properties from March 1, 2017 through April 14, 2017. On April 17, 2017, Enduro began to receive bids for the packages, and Enduro commenced negotiating purchase and sale agreements with purchasers from mid-April until execution of the agreements in early June.

        Enduro received a total of eleven offers on nine of the packages. There were three packages for which Enduro did not receive any offers, and one of the offers was rescinded due to the company deciding to sell their entire company. As a result, Enduro executed eight separate purchase and sale agreements. For the properties with accepted offers, as listed in the table below, the aggregate value range from the Midland, Texas based broker was $15 million on the low end and $39 million on the high end, with a midpoint of $27 million. The aggregate value range from the independent investment bank for the same set of properties was $37 million on the low end and $54 million on the high end, with a midpoint of $45 million.

        The following table summarizes various aspects of the transactions with respect to which Unitholders are being asked to approve the sale of certain oil and natural gas properties described in this Proxy Statement (the "Divestiture Properties"), the release of the related Net Profits Interest and the distribution of net proceeds received by the Trust in connection therewith:

	Divestiture Properties
Name of Buyer	Location of Acreage	Net Acres	Associated Volumes (BOE/D)(1)	Associated Reserves (MBOE)(2)	Purchase Price(3)
Chisholm Energy Holdings, LLC	Eddy & Lea Counties, New Mexico	2,843	63	148	$28,000,000
OXY USA, Inc.	Eddy County, New Mexico	1,528	—	—	10,073,355
Forge Energy, LLC	Ward County, Texas	215	11	63	5,000,000
Summit West Resources, LP	Upton County, Texas	65	10	22	2,300,000
DE Midland III, LLC	Glasscock County, Texas	156	13	9	1,600,000
Parsley Energy, LP	Howard County, Texas	51	2	5	1,273,935
Tracker Resource Development III, LLC	Irion County, Texas	201	1	—	1,206,750
QEP Energy Company	Martin County, Texas	19	2	7	959,893

TOTAL		5,078	102	254	$50,413,933

(1)
Represents average daily sales volumes from the Divestiture Properties, representing the amounts included in the net profits calculation for distributions paid to Unitholders during the year ended December 31, 2016.

(2)
Represents total proved reserves of the Divestiture Properties associated with the transactions as calculated by Enduro based upon information included in the Enduro Royalty Trust 2016 reserve report filed with the Securities and Exchange Commission in the Trust's Annual Report on Form 10-K for the year ended December 31, 2016.

(3)
Subject to ordinary closing adjustments and the retained holdback amount to cover possible indemnification obligations under the purchase and sale agreements.

        The following table details the net purchase price and outlines the estimated net proceeds to be distributed to the Trust from the sale of the Divestiture Properties:

Total Purchase Price	$50,413,933
Less: Estimated Transaction Expenses(1)	(1,000,000)

Estimated Net Proceeds After Transaction Expenses	$49,413,933
Less: Estimated Amount Allocable to Enduro's 20% Interest	(9,882,787)

Estimated Amount Allocable to Trust's 80% Interest(2)	$39,531,146
Less: Estimated Holdback Amount(3)	(750,000)

Estimated Net Proceeds to be Distributed to Unitholders (80%)	$38,781,146
Anticipated Distribution per Trust Unit(4)	$1.18

(1)
Includes estimated expenses to be incurred relating to the transactions.

(2)
Based upon the Net Profits Interest representing the right to receive 80% of the net profits. If Proposals 1, 2 and 3 are approved by the Unitholders but Proposal 4 is not also approved, then 80% of the estimated Proxy/Meeting Expenses, or $560,000, will be added to the amount of net proceeds to be distributed to Unitholders.

(3)
Estimated amount to cover possible indemnification obligations under the purchase and sale agreements being retained by Enduro pursuant to the Holdback Agreement. This amount will be released no later than 25 months after the closing of the transactions.

(4)
Estimate of special distribution resulting from the transactions to the 33,000,000 Trust Units outstanding.

        Unitholders should be aware that the estimates in the table above are preliminary and subject to change based on numerous factors, most of which are beyond the control of the Trust and Enduro. The actual amount of proceeds distributed from the sale of the Divestiture Properties could vary materially.

Rationale for the Release of the Net Profits Interest

        Enduro believes the release of the Net Profits Interest on the Divestiture Properties is advantageous to Unitholders due to the capital-intensive nature of any future development, for which capital would be deducted from the net proceeds allocable to the Trust; the potential risk profile of any development; the minimal production currently associated with the Divestiture Properties; and the limited proved reserves. As further described in the Proposals below, the purchase of the Divestiture Properties by the purchasers listed in the table above is subject to receipt of the requisite Unitholder approval of each of Proposals 1, 2 and 3 in this Proxy Statement.

        Enduro believes that the following considerations, and characteristics of the Divestiture Properties, provide the rationale for the release of the Net Profits Interest:

  •
  The total sales price of $50.4 million is above the midpoint of ranges that Enduro obtained from independent parties, and the current competitive nature of the Permian Basin makes this an advantageous market in which to sell the Divestiture Properties.

  •
  The Divestiture Properties historically have contributed an immaterial amount to the distributions paid to Unitholders. Net profits allocable to the Trust from the Divestiture Properties were only approximately $0.003 per unit for distributions paid during 2016, compared to total distributions paid during 2016 of approximately $0.26 per unit.

  •
  The Divestiture Properties comprise a small amount of the proved reserves of the Underlying Properties. Total proved developed producing reserves for the Divestiture Properties from the

    December 31, 2016 SEC reserve report were 254 MBOE of the 10,152 MBOE total proved reserves of the Underlying Properties, or 2.5%.

  •
  The Divestiture Properties produce a relatively small amount of the oil and gas volumes in comparison to the total Underlying Properties. Sales volumes related to the Divestiture Properties totaled 14,303 Bbls of oil (39 Bbls/D) and 137,932 Mcf of natural gas (377 Mcf/D) for periods related to distributions paid in the year ended December 31, 2016. This amounts to 37,292 BOE (102 BOE/D) compared to 1,545,954 BOE (4,224 BOE/D) for all the Underlying Properties; therefore, the sales volumes represented approximately 2% of the sales volumes of the Underlying Properties for such period.

  •
  Upside potential related to the Divestiture Properties is capital-intensive and uncertain and is not reflected in the Trust reserve report. The anticipated capital necessary to develop the Divestiture Properties is significant, and fluctuations in oil and natural gas prices could significantly alter the anticipated payout of the projects and estimated profitability.

  •
  The Divestiture Properties are non-operated and Enduro has limited control over the timing of capital investments and development of the Underlying Properties. Significant capital investments by operators could reduce the distribution to Unitholders substantially or create a deficit. On the other hand, the projects may never be implemented or the timing could be many years away, thereby delaying, reducing or eliminating any realization of the anticipated present value of the projects.

Amendments to Trust Agreement and Conveyance

        In order to permit the release of the Net Profits Interest as necessary to effect the transactions described under Proposals 1(a) through 1(h) below and to permit, with Unitholder approval, similar transactions in the future, the Unitholders must vote to approve the amendments to both the Trust Agreement and the Conveyance set forth in Proposals 2 and 3 below. If the Unitholders fail to approve the amendments to both the Trust Agreement and the Conveyance set forth in Proposals 2 and 3 below, then none of the transactions contemplated by Proposals 1(a) through 1(h) below will occur even if Proposals 1(a) through 1(h) are individually approved by the Unitholders. It is not necessary for the Unitholders to approve Proposal 4 in order to approve Proposals 1, 2 and 3.

PROPOSAL 1(a)

APPROVAL OF SALE OF THE CHISHOLM PROPERTIES, RELEASE OF RELATED NET PROFITS
INTEREST AND DISTRIBUTION OF NET PROCEEDS FROM SUCH SALE

General

        On June 5, 2017, Enduro Operating LLC, a Delaware limited liability company and wholly owned subsidiary of Enduro ("Enduro Operating"), entered into a purchase and sale agreement (the "Chisholm PSA") with Chisholm Energy Holdings, LLC, a Delaware limited liability company, located at 801 Cherry Street, Suite 1200, Unit 20, Fort Worth, Texas 76102 ("Chisholm"). The Chisholm PSA covers 2,842.73 net acres located in Eddy and Lea Counties, New Mexico, of which 1,858 net acres are prospective for various zones including the Delaware, Bone Spring and Wolfcamp formations, as well as 34 wells (the "Chisholm Properties").

        The Chisholm Properties generated $118,589 and $92,165 net to the Trust for the years ended December 31, 2016 and 2015, respectively, compared to total Trust income from Net Profits Interest of $9,216,320 and $14,478,775, respectively, for the same periods. The Chisholm PSA provides for the sale of the Chisholm Properties by Enduro Operating to Chisholm for a purchase price equal to $28,000,000, subject to (1) customary accounting adjustments and (2) customary adjustments for title defects.

        Subject to the satisfaction of customary conditions to closing, the receipt of the requisite Unitholder approval with respect to the transaction and the release of the Net Profits Interest requested by this Proposal, the closing date of the transactions contemplated by the Chisholm PSA is expected to occur on or about September 1, 2017. The Chisholm PSA may be terminated, among other reasons, by either Enduro Operating or Chisholm if the Special Meeting has concluded and the requisite Unitholder approval shall not have been obtained or if the closing has not occurred on or before October 31, 2017. The Chisholm PSA provides that neither party will be obligated to close if the Trustee and the Unitholders fail to approve the disposition of the Chisholm Properties free from and unburdened by the Net Profits Interest created by the Conveyance.

        The Chisholm PSA contains customary indemnities from Enduro Operating for transactions of this nature, including, without limitation, the following:

  •
  any breach of the representations and warranties of Enduro Operating contained in the Chisholm PSA, or any breach or failure to perform any covenant or obligation of Enduro Operating contained in the Chisholm PSA;

  •
  the payment, underpayment or nonpayment of royalties, overriding royalties, production payments, net profits payments or other payments directly relating to the production of hydrocarbons from the Chisholm Properties or the proper accounting or payment to parties for their interests, to the extent (a) not attributable to any suspense funds and (b) relating to the period of time prior to the effective time (which is May 1, 2017 at 7:00 am Central Daylight Time);

  •
  any disposal or transportation of any hazardous materials or hazardous substances attributable to Enduro Operating's ownership or operation of the Chisholm Properties to any location that is not a part or portion of the Chisholm Properties;

  •
  personal injury (including death) claims relating to the ownership or operation of the Chisholm Properties during the period which Enduro Operating owned the Chisholm Properties;

  •
  the payment, underpayment or nonpayment by Enduro Operating of property taxes and excise taxes related to the Chisholm Properties to the extent attributable to periods of time prior to the effective time; and

  •
  assets excluded from the Chisholm PSA.

Holdback Amount

        The Holdback Agreement provides that Enduro will retain an aggregate of $750,000 from the sales proceeds of the Divestiture Properties to provide a procedure for the Trust to bear its share of any losses resulting from any such indemnities contained in the purchase and sale agreements. The amount of the holdback is allocated among the respective Divestiture Properties based upon the sales price of each Divestiture Property. Pursuant to the Holdback Agreement, Enduro intends to retain $425,000 of the net proceeds from the sale of the Chisholm Properties in a segregated account (the "Chisholm Holdback Amount") for a period of two years after the closing of such sale, after which any funds remaining in such account would be distributed with the next regularly scheduled monthly distribution to Unitholders.

No Material Relationships

        Enduro and Enduro Operating, on the one hand, and Chisholm, on the other hand, do not have any material relationship other than the purchase and sale transaction contemplated by the Chisholm PSA.

Amounts Distributed

        If this Proposal is approved, the amount to be distributed to Unitholders within 45 days after the closing of the transaction contemplated by the Chisholm PSA is expected to be: (1) $22,400,000 (80% of $28,000,000) less (2) eighty percent (80%) of the legal, accounting and other fees and expenses associated with the transaction contemplated by the Chisholm PSA less (3) the applicable portion of the Proxy/Meeting Expenses payable by the Trust, less (4) the Chisholm Holdback Amount.

        If this Proposal is approved, Enduro is expected to receive, in addition to any distribution it receives with respect to the Trust Units it holds, an amount equal to: (1) $5,600,000 (20% of $28,000,000) less (2) twenty percent (20%) of the legal, accounting and other fees and expenses associated with the transaction contemplated by the Chisholm PSA, less (3) the applicable portion of the Proxy/Meeting Expenses payable by Enduro.

Required Vote

        The affirmative vote of Unitholders, who as of the Record Date, held at least 75% of the Trust Units represented in person or by proxy at the Special Meeting is required to approve Proposal 1(a). Accordingly, abstentions and broker non-votes on Proposal 1(a) will have the effect of a vote "AGAINST" Proposal 1(a).

        If the enclosed Proxy is returned and you have indicated how you wish to vote, the Proxy will be voted in accordance with your instructions. If the enclosed Proxy is returned without instructions on how you wish to vote on Proposal 1(a), your Proxy will be deemed to grant such authority and will be voted "FOR" Proposal 1(a).

        Enduro intends to vote its Trust Units "FOR" Proposal 1(a). The Trustee is not making a recommendation to Unitholders as to how to vote on Proposal 1(a).

 PROPOSAL 1(b)

APPROVAL OF SALE OF THE OXY PROPERTIES, RELEASE OF RELATED NET PROFITS
INTEREST AND DISTRIBUTION OF NET PROCEEDS FROM SUCH SALE

General

        On June 5, 2017, Enduro Operating entered into a purchase and sale agreement (the "OXY PSA") with OXY USA, Inc., a Delaware corporation, located at 5 Greenway Plaza, Houston, Texas 77046 ("OXY"). The OXY PSA covers 1,528.35 net acres located in Eddy County, New Mexico, of which 1,259 net acres are prospective for various zones, including the Bone Spring and Wolfcamp formations (the "OXY Properties").

        The OXY Properties do not include any producing wells and therefore did not generate any proceeds to the Trust for the years ended December 31, 2016 and 2015. The OXY PSA provides for the sale of the OXY Properties by Enduro Operating to OXY for a purchase price equal to $10,073,355 subject to customary accounting adjustments.

        Subject to the satisfaction of customary conditions to closing, receipt of the requisite Unitholder approval with respect to the transaction and the release of the Net Profits Interest requested by this Proposal, the closing date of the transactions contemplated by the OXY PSA is expected to occur on or about September 1, 2017. The OXY PSA may be terminated, among other reasons, by either Enduro Operating or OXY if the Special Meeting has concluded and the requisite Unitholder approval shall not have been obtained or if the closing has not occurred on or before October 31, 2017, or such later date as the parties may agree. Oxy will not be obligated to close if the Trustee and the Unitholders fail to approve the disposition of the OXY Properties free from and unburdened by the Net Profits Interest created by the Conveyance.

        The OXY PSA contains customary indemnities from Enduro Operating for transactions of this nature, including, without limitation, the following:

  •
  any breach of the representations and warranties of Enduro Operating contained in the OXY PSA, or any breach or failure to perform any covenant or obligation of Enduro Operating contained in the OXY PSA;

  •
  the payment, underpayment or nonpayment of royalties, overriding royalties, production payments, net profits payments or other payments directly relating to the production of hydrocarbons from the OXY Properties or the proper accounting or payment to parties for their interests relating to the period of time prior to the effective time (which is May 1, 2017 at 7:00 am Central Daylight Time);

  •
  to the extent applicable to any period prior to the effective time, any obligations to pay the applicable governmental body any amounts subject to escheat obligations;

  •
  any expenses incurred by Enduro Operating during the periods prior to the effective time relating to the OXY Properties;

  •
  any proceeding relating to the OXY Properties existing on or prior to the closing date;

  •
  the payment, underpayment or nonpayment by Enduro Operating of property taxes and excise taxes related to the OXY Properties to the extent attributable to periods of time prior to the effective time; and

  •
  assets excluded from the OXY PSA.

Holdback Amount

        Pursuant to the Holdback Agreement, Enduro intends to holdback $150,000 of the net proceeds from the sale of the OXY Properties in a segregated account (the "OXY Holdback Amount") for a period of two years after the closing of such sale, after which any funds remaining in such account would be distributed with the next regularly scheduled monthly distribution to Unitholders.

No Material Relationships

        Enduro and Enduro Operating, on the one hand, and OXY, on the other hand, do not have any material relationship other than the purchase and sale transaction contemplated by the OXY PSA.

Amounts Distributed

        If this Proposal is approved, the amount to be distributed to Unitholders within 45 days after the closing of the transaction contemplated by the OXY PSA is expected to be: (1) $8,058,684 (80% of $10,073,355) less (2) eighty percent (80%) of the legal, accounting and other fees and expenses associated with the transaction contemplated by the OXY PSA less (3) the applicable portion of the Proxy/Meeting Expenses payable by the Trust, less (4) the OXY Holdback Amount.

        If this Proposal is approved, Enduro is expected to receive, in addition to any distribution it receives with respect to the Trust Units it holds, an amount equal to: (1) $2,014,671 (20% of $10,073,355) less (2) twenty percent (20%) of the legal, accounting and other fees and expenses associated with the transaction contemplated by the OXY PSA, less (3) the applicable portion of the Proxy/Meeting Expenses payable by Enduro.

Required Vote

        The affirmative vote of Unitholders, who as of the Record Date, held at least 75% of the Trust Units represented in person or by proxy at the Special Meeting is required to approve Proposal 1(b). Accordingly, abstentions and broker non-votes on Proposal 1(b) will have the effect of a vote "AGAINST" Proposal 1(b).

        If the enclosed Proxy is returned and you have indicated how you wish to vote, the Proxy will be voted in accordance with your instructions. If the enclosed Proxy is returned without instructions on how you wish to vote on Proposal 1(b), your Proxy will be deemed to grant such authority and will be voted "FOR" Proposal 1(b).

        Enduro intends to vote its Trust Units "FOR" Proposal 1(b). The Trustee is not making a recommendation to Unitholders as to how to vote on Proposal 1(b).

PROPOSAL 1(c)

APPROVAL OF SALE OF THE FORGE PROPERTIES, RELEASE OF RELATED NET PROFITS
INTEREST AND DISTRIBUTION OF NET PROCEEDS FROM SUCH SALE

General

        On June 5, 2017, Enduro Operating entered into a purchase and sale agreement (the "Forge PSA") with Forge Energy, LLC, a Delaware limited liability company, located at 10999 IH-10 West, Suite 900, San Antonio, Texas 78230 ("Forge"). The Forge PSA covers 214.93 net acres located in Ward County, Texas that are prospective for the Bone Spring and Wolfcamp formations, as well as seven (7) wells (the "Forge Properties").

        The Forge Properties generated $2,991 and $21,290 net to the Trust for the year ended December 31, 2016 and 2015, respectively, compared to total Trust income from Net Profits Interest of $9,216,320 and $14,478,775, respectively, for the same periods. The Forge PSA provides for the sale of the Forge Properties by Enduro Operating to Forge for a purchase price equal to $5,000,000, subject to (1) customary accounting adjustments and (2) customary adjustments for title defects.

        Subject to the satisfaction of customary conditions to closing, receipt of the requisite Unitholder approval with respect to the transaction and the release of the Net Profits Interest request by this Proposal, the closing date of the transactions contemplated by the Forge PSA is expected to occur on or about September 1, 2017. The Forge PSA may be terminated, among other reasons, by either Enduro Operating or Forge if the Special Meeting has concluded and the requisite Unitholder approval shall not have been obtained or if the closing has not occurred on or before October 31, 2017. The Forge PSA provides that neither party will be obligated to close if the Trustee and the Unitholders fail to approve the disposition of the Forge Properties free from and unburdened by the Net Profits Interest created by the Conveyance.

        The Forge PSA contains customary indemnities from Enduro Operating for transactions of this nature, including, without limitation, the following:

  •
  any breach of the representations and warranties of Enduro Operating contained in the Forge PSA, or any breach or failure to perform any covenant or obligation of Enduro Operating contained in the Forge PSA;

  •
  the payment, underpayment or nonpayment of royalties, overriding royalties, production payments, net profits payments or other payments directly relating to the production of hydrocarbons from the Forge Properties or the proper accounting or payment to parties for their interests, to the extent not attributable to any suspense funds and relating to the period of time prior to the effective time (which is May 1, 2017 at 7:00 am Central Daylight Time);

  •
  the payment, underpayment or nonpayment by Enduro Operating of property taxes and excise taxes related to the Forge Properties to the extent attributable to periods of time prior to the effective time; and

  •
  assets excluded from the Forge PSA.

Holdback Amount

        Pursuant to the Holdback Agreement, Enduro intends to retain $75,000 of the net proceeds from the sale of the Forge Properties in a segregated account (the "Forge Holdback Amount") for a period of two years after the closing of such sale, after which any funds remaining in such account would be distributed with the next regularly scheduled monthly distribution to Unitholders.

No Material Relationships

        Enduro and Enduro Operating, on the one hand, and Forge, on the other hand, do not have any material relationship other than the purchase and sale transaction contemplated by the Forge PSA.

Amounts Distributed

        If this Proposal is approved, the amount to be distributed to Unitholders within 45 days after the closing of the transaction contemplated by the Forge PSA is expected to be: (1) $4,000,000 (80% of $5,000,000) less (2) eighty percent (80%) of the legal, accounting and other fees and expenses associated with the transaction contemplated by the Forge PSA less (3) the applicable portion of the Proxy/Meeting Expenses payable by the Trust, less (4) the Forge Holdback Amount.

        If this Proposal is approved, Enduro is expected to receive, in addition to any distribution it receives with respect to the Trust Units it holds, an amount equal to: (1) $1,000,000 (20% of $5,000,000) less (2) twenty percent (20%) of the legal, accounting and other fees and expenses associated with the transaction contemplated by the Forge PSA, less (3) the applicable portion of the Proxy/Meeting Expenses payable by Enduro.

Required Vote

        The affirmative vote of Unitholders, who as of the Record Date, held at least 75% of the Trust Units represented in person or by proxy at the Special Meeting is required to approve Proposal 1(c). Accordingly, abstentions and broker non-votes on Proposal 1(c) will have the effect of a vote "AGAINST" Proposal 1(c).

        If the enclosed Proxy is returned and you have indicated how you wish to vote, the Proxy will be voted in accordance with your instructions. If the enclosed Proxy is returned without instructions on how you wish to vote on Proposal 1(c), your Proxy will be deemed to grant such authority and will be voted "FOR" Proposal 1(c).

        Enduro intends to vote its Trust Units "FOR" Proposal 1(c). The Trustee is not making a recommendation to Unitholders as to how to vote on Proposal 1(c).

 PROPOSAL 1(d)

APPROVAL OF SALE OF THE SUMMIT PROPERTIES, RELEASE OF RELATED NET PROFITS
INTEREST AND DISTRIBUTION OF NET PROCEEDS FROM SUCH SALE

General

        On June 6, 2017, Enduro Operating entered into a purchase and sale agreement (the "Summit PSA") with Summit West Resources LP, a Texas limited partnership, located at 550 W. Texas Avenue #700, Midland, Texas 79701 ("Summit"). The Summit PSA covers 65.25 net acres located in Upton County, Texas that are prospective for the Spraberry and Wolfcamp formations, as well as 26 wells (the "Summit Properties").

        The Summit Properties generated $32,968 and $85,934 net to the Trust for the year ended December 31, 2016 and 2015, respectively, compared to total Trust income from Net Profits Interest of $9,216,320 and $14,478,775, respectively, for the same periods. The Summit PSA provides for the sale of the Summit Properties by Enduro Operating to Summit for a purchase price equal to $2,300,000, subject to (1) customary accounting adjustments and (2) customary adjustments for title defects.

        Subject to the satisfaction of customary conditions to closing, receipt of the requisite Unitholder approval with respect to the transaction and the release of the Net Profits Interest requested by this Proposal, the closing date of the transactions contemplated by the Summit PSA is expected to occur on or about September 1, 2017. The Summit PSA may be terminated, among other reasons, by either Enduro Operating or Summit if the Special Meeting has concluded and the requisite Unitholder approval shall not have been obtained or if the closing has not occurred on or before October 31, 2017. The Summit PSA provides that neither party will be obligated to close if the Trustee and the Unitholders fail to approve the disposition of the Summit Properties free from and unburdened by the Net Profits Interest created by the Conveyance.

        The Summit PSA contains customary indemnities from Enduro Operating for transactions of this nature, including, without limitation, the following:

  •
  any breach of the representations and warranties of Enduro Operating contained in the Summit PSA, or any breach or failure to perform any covenant or obligation of Enduro Operating contained in the Summit PSA;

  •
  the payment, underpayment or nonpayment of royalties, overriding royalties, production payments, net profits payments or other payments directly relating to the production of hydrocarbons from the Summit Properties or the proper accounting or payment to parties for their interests, to the extent not attributable to any suspense funds and relating to the period of time prior to the effective time (which is May 1, 2017 at 7:00 am Central Daylight Time);

  •
  the payment, underpayment or nonpayment by Enduro Operating of property taxes and excise taxes related to the Summit Properties to the extent attributable to periods of time prior to the effective time; and

  •
  assets excluded from the Summit PSA.

Holdback Amount

        Pursuant to the Holdback Agreement, Enduro intends to retain $35,000 of the net proceeds from the sale of the Summit Properties in a segregated account (the "Summit Holdback Amount") for a period of two years after the closing of such sale, after which any funds remaining in such account would be distributed with the next regularly scheduled monthly distribution to Unitholders.

No Material Relationships

        Enduro and Enduro Operating, on the one hand, and Summit, on the other hand, do not have any material relationship other than the purchase and sale transaction contemplated by the Summit PSA.

Amounts Distributed

        If this Proposal is approved, the amount to be distributed to Unitholders within 45 days after the closing of the transaction contemplated by the Summit PSA is expected to be: (1) $1,840,000 (80% of $2,300,000) less (2) eighty percent (80%) of the legal, accounting and other fees and expenses associated with the transaction contemplated by the Summit PSA, less (3) the applicable portion of the Proxy/Meeting Expenses payable by the Trust, less (4) the Summit Holdback Amount.

        If this Proposal is approved, Enduro is expected to receive, in addition to any distribution it receives with respect to the Trust Units it holds, an amount equal to: (1) $460,000 (20% of $2,300,000) less (2) twenty percent (20%) of the legal, accounting and other fees and expenses associated with the transaction contemplated by the Summit PSA, less (3) the applicable portion of the Proxy/Meeting Expenses payable by Enduro.

Required Vote

        The affirmative vote of Unitholders, who as of the Record Date, held at least 75% of the Trust Units represented in person or by proxy at the Special Meeting is required to approve Proposal 1(d). Accordingly, abstentions and broker non-votes on Proposal 1(d) will have the effect of a vote "AGAINST" Proposal 1(d).

        If the enclosed Proxy is returned and you have indicated how you wish to vote, the Proxy will be voted in accordance with your instructions. If the enclosed Proxy is returned without instructions on how you wish to vote on Proposal 1(d), your Proxy will be deemed to grant such authority and will be voted "FOR" Proposal 1(d).

        Enduro intends to vote its Trust Units "FOR" Proposal 1(d). The Trustee is not making a recommendation to Unitholders as to how to vote on Proposal 1(d).

PROPOSAL 1(e)

APPROVAL OF SALE OF THE DE MIDLAND PROPERTIES, RELEASE OF RELATED NET
PROFITS INTEREST AND DISTRIBUTION OF NET PROCEEDS FROM SUCH SALE

General

        On June 6, 2017, Enduro Operating entered into a purchase and sale agreement (the "DE Midland PSA") with DE Midland III LLC, a Delaware limited liability company, located at 1401 Ballinger Street, Suite 200, Fort Worth, Texas 76102 ("DE Midland"). The DE Midland PSA covers 156.18 net acres located in Glasscock County, Texas that are prospective for the Spraberry and Wolfcamp formations, as well as nine (9) wells (the "DE Midland Properties").

        The DE Midland Properties caused net profits allocable to the Trust to be reduced by $11,532 for the year ended December 31, 2016 and generated $47,045 net to the Trust for the year ended December 31, 2015, compared to total Trust income from Net Profits Interest of $9,216,320 and $14,478,775, for the years ended December 31, 2016 and 2015, respectively. The DE Midland PSA provides for the sale of the DE Midland Properties by Enduro Operating to DE Midland for a purchase price equal to $1,600,000, subject to (1) customary accounting adjustments and (2) customary adjustments for title defects.

        Subject to the satisfaction of customary conditions to closing, receipt of the requisite Unitholder approval with respect to the transaction and the release of the Net Profits Interest, the closing date of the transactions contemplated by the DE Midland PSA is expected to occur on or about September 1, 2017. The DE Midland PSA may be terminated, among other reasons, by either Enduro Operating or DE Midland if the Special Meeting has concluded and the requisite Unitholder approval shall not have been obtained or if the closing has not occurred on or before October 31, 2017. The DE Midland PSA provides that neither party will be obligated to close if the Trustee and the Unitholders fail to approve the disposition of the DE Midland Properties free from and unburdened by the Net Profits Interest created by the Conveyance.

        The DE Midland PSA contains customary indemnities from Enduro Operating for transactions of this nature, including, without limitation, the following:

  •
  any breach of the representations and warranties of Enduro Operating contained in the DE Midland PSA, or any breach or failure to perform any covenant or obligation of Enduro Operating contained in the DE Midland PSA;

  •
  the payment, underpayment or nonpayment of royalties, overriding royalties, production payments, net profits payments, delay rentals or other payments directly relating to the production of hydrocarbons from the DE Midland Properties or the proper accounting or payment to parties for their interests, to the extent not attributable to any suspense funds and relating to the period of time prior to the effective time (which is May 1, 2017 at 7:00 am Central Daylight Time);

  •
  offsite disposal at a facility that is not located on or a part of the DE Midland Properties of any substance defined or regulated as a "pollutant," "hazardous waste," or "hazardous substance" under any environmental law that was generated or used on the DE Midland Properties, to the extent that such disposal occurred prior to the closing date;

  •
  personal injury, death of any person, or property damage attributable to Enduro Operating's ownership or operation of the DE Midland Properties arising prior to the closing date;

  •
  liabilities related to the employment relationship between Enduro Operating and any of Enduro Operating's present or former employees or the termination of any such employment relationship;

  •
  the payment, underpayment or nonpayment by Enduro Operating of property taxes and excise taxes related to the DE Midland Properties to the extent attributable to periods of time prior to the effective time; and

  •
  assets excluded from the DE Midland PSA.

Holdback Amount

        Pursuant to the Holdback Agreement, Enduro intends to retain $25,000 of the net proceeds from the sale of the DE Midland Properties in a segregated account (the "DE Midland Holdback Amount") for a period of two years after the closing of such sale, after which any funds remaining in such account would be distributed with the next regularly scheduled monthly distribution to Unitholders.

No Material Relationships

        Enduro and Enduro Operating, on the one hand, and DE Midland, on the other hand, do not have any material relationship other than the purchase and sale transaction contemplated by the DE Midland PSA.

Amounts Distributed

        If this Proposal is approved, the amount to be distributed to Unitholders within 45 days after the closing of the transaction contemplated by the DE Midland PSA is expected to be: (1) $1,280,000 (80% of $1,600,000) less (2) eighty percent (80%) of the legal, accounting and other fees and expenses associated with the transaction contemplated by the DE Midland PSA less (3) the applicable portion of the Proxy/Meeting Expenses payable by the Trust, less (4) the DE Midland Holdback Amount.

        If this Proposal is approved, Enduro is expected to receive, in addition to any distribution it receives with respect to the Trust Units it holds, an amount equal to: (1) $320,000 (20% of $1,600,000) less (2) twenty percent (20%) of the legal, accounting and other fees and expenses associated with the transaction contemplated by the DE Midland PSA, less (3) the applicable portion of the Proxy/Meeting Expenses payable by Enduro.

Required Vote

        The affirmative vote of Unitholders, who as of the Record Date, held at least 75% of the Trust Units represented in person or by proxy at the Special Meeting is required to approve Proposal 1(e). Accordingly, abstentions and broker non-votes on Proposal 1(e) will have the effect of a vote "AGAINST" Proposal 1(e).

        If the enclosed Proxy is returned and you have indicated how you wish to vote, the Proxy will be voted in accordance with your instructions. If the enclosed Proxy is returned without instructions on how you wish to vote on Proposal 1(e), your Proxy will be deemed to grant such authority and will be voted "FOR" Proposal 1(e).

        Enduro intends to vote its Trust Units "FOR" Proposal 1(e). The Trustee is not making a recommendation to Unitholders as to how to vote on Proposal 1(e).

 PROPOSAL 1(f)

APPROVAL OF SALE OF THE PARSLEY PROPERTIES, RELEASE OF RELATED NET PROFITS
INTEREST AND DISTRIBUTION OF NET PROCEEDS FROM SUCH SALE

General

        On June 6, 2017, Enduro Operating entered into a purchase and sale agreement (the "Parsley PSA") with Parsley Energy, LP, a Texas limited partnership, located at 303 Colorado Street, Suite 3000, Austin, Texas 78701 ("Parsley"). The Parsley PSA covers 50.96 net acres located in Howard County, Texas that are prospective for the Spraberry and Wolfcamp formations, as well as one (1) well (the "Parsley Properties").

        The Parsley Properties caused net profits allocable to the Trust to be reduced by $31,069 and $20,016 for the years ended December 31, 2016 and 2015, respectively, compared to total Trust income from Net Profits Interest of $9,216,320 and $14,478,775, respectively, for the same periods. The Parsley PSA provides for the sale of the Parsley Properties by Enduro Operating to Parsley for a purchase price equal to $1,273,935, subject to (1) customary accounting adjustments and (2) customary adjustments for title defects.

        Subject to the satisfaction of customary conditions to closing, receipt of the requisite Unitholder approval with respect to the transaction and the release of the Net Profits Interest, the closing date of the transactions contemplated by the Parsley PSA is expected to occur on or about September 1, 2017. The Parsley PSA may be terminated, among other reasons, by either Enduro Operating or Parsley if the Special Meeting has concluded and the requisite Unitholder approval shall not have been obtained or if the closing has not occurred on or before October 31, 2017. The Parsley PSA provides that neither party will be obligated to close if the Trustee and the Unitholders fail to approve the disposition of the Parsley Properties free from and unburdened by the Net Profits Interest created by the Conveyance.

        The Parsley PSA contains customary indemnities from Enduro Operating for transactions of this nature, including, without limitation, the following:

  •
  any breach of the representations and warranties of Enduro Operating contained in the Parsley PSA, or any breach or failure to perform any covenant or obligation of Enduro Operating contained in the Parsley PSA;

  •
  the payment, underpayment or nonpayment of royalties, overriding royalties, production payments, net profits payments, delay rentals or other payments directly relating to the production of hydrocarbons from the Parsley Properties or the proper accounting or payment to parties for their interests, to the extent not attributable to any suspense funds and relating to the period of time prior to the effective time (which is May 1, 2017 at 7:00 am Central Daylight Time);

  •
  offsite disposal at a facility that is not located on or a part of the Parsley Properties of any substance defined or regulated as a "pollutant," "hazardous waste," or "hazardous substance" under any environmental law that was generated or used on the Parsley Properties, to the extent that such disposal occurred prior to the closing date;

  •
  personal injury, death of any person, or property damage attributable to Enduro Operating's ownership or operation of the Parsley Properties arising prior to the closing date;

  •
  liabilities related to the employment relationship between Enduro Operating and any of Enduro Operating's present or former employees or the termination of any such employment relationship;

  •
  the payment, underpayment or nonpayment by Enduro Operating of property taxes and excise taxes related to the Parsley Properties to the extent attributable to periods of time prior to the effective time; and

  •
  assets excluded from the Parsley PSA.

Holdback Amount

        Pursuant to the Holdback Agreement, Enduro intends to retain $20,000 of the net proceeds from the sale of the Parsley Properties in a segregated account (the "Parsley Holdback Amount") for a period of two years after the closing of such sale, after which any funds remaining in such account would be distributed with the next regularly scheduled monthly distribution to Unitholders.

No Material Relationships

        Enduro and Enduro Operating, on the one hand, and Parsley, on the other hand, do not have any material relationship other than the purchase and sale transaction contemplated by the Parsley PSA.

Amounts Distributed

        If this Proposal is approved, the amount to be distributed to Unitholders within 45 days after the closing of the transaction contemplated by the Parsley PSA is expected to be: (1) $1,019,148 (80% of $1,273,935) less (2) eighty percent (80%) of the legal, accounting and other fees and expenses associated with the transaction contemplated by the Parsley PSA, less (3) the applicable portion of the Proxy/Meeting Expenses payable by the Trust, less (4) the Parsley Holdback Amount.

        If this Proposal is approved, Enduro is expected to receive, in addition to any distribution it receives with respect to the Trust Units it holds, an amount equal to: (1) $254,787 (20% of $1,273,935) less (2) twenty percent (20%) of the legal, accounting and other fees and expenses associated with the transaction contemplated by the Parsley PSA, less (3) the applicable portion of the Proxy/Meeting Expenses payable by Enduro.

Required Vote

        The affirmative vote of Unitholders, who as of the Record Date, held at least 75% of the Trust Units represented in person or by proxy at the Special Meeting is required to approve Proposal 1(f). Accordingly, abstentions and broker non-votes on Proposal 1(f) will have the effect of a vote "AGAINST" Proposal 1(f).

        If the enclosed Proxy is returned and you have indicated how you wish to vote, the Proxy will be voted in accordance with your instructions. If the enclosed Proxy is returned without instructions on how you wish to vote on Proposal 1(f), your Proxy will be deemed to grant such authority and will be voted "FOR" Proposal 1(f).

        Enduro intends to vote its Trust Units "FOR" Proposal 1(f). The Trustee is not making a recommendation to Unitholders as to how to vote on Proposal 1(f).

PROPOSAL 1(g)

APPROVAL OF SALE OF THE TRACKER PROPERTIES, RELEASE OF RELATED NET PROFITS
INTEREST AND DISTRIBUTION OF NET PROCEEDS FROM SUCH SALE

General

        On June 5, 2017, Enduro Operating entered into a purchase and sale agreement (the "Tracker PSA") with Tracker Resource Development III LLC, a Delaware limited liability company, located at 1050 17th Street, Suite 2200, Denver, Colorado 80265 ("Tracker"). The Tracker PSA covers 201.13 net acres located in Irion County, Texas that are prospective for the Wolfcamp formation, as well as six (6) wells (the "Tracker Properties").

        The Tracker Properties caused net profits allocable to the Trust to be reduced by $17,671 and $11,460 for the years ended December 31, 2016 and 2015, respectively, compared to total Trust income from Net Profits Interest of $9,216,320 and $14,478,775, respectively, for the same periods. The Tracker PSA provides for the sale of the Tracker Properties by Enduro Operating to Tracker for a purchase price equal to $1,206,750, subject to customary accounting adjustments.

        Subject to the satisfaction of customary conditions to closing, receipt of the requisite Unitholder approval with respect to the transaction and the release of the Net Profits Interest, the closing date of the transactions contemplated by the Tracker PSA is expected to occur on or about September 1, 2017. The Tracker PSA may be terminated, among other reasons, by either Enduro Operating or Tracker if the Special Meeting has concluded and the requisite Unitholder approval shall not have been obtained or if the closing has not occurred on or before September 30, 2017. The Tracker PSA provides that neither party will be obligated to close if the Trustee and the Unitholders fail to approve the disposition of the Tracker Properties free from and unburdened by the Net Profits Interest created by the Conveyance.

        The Tracker PSA contains customary indemnities from Enduro Operating for transactions of this nature, including, without limitation, the following:

  •
  any breach of the representations and warranties of Enduro Operating contained in the Tracker PSA, or any breach or failure to perform any covenant or obligation of Enduro Operating contained in the Tracker PSA;

  •
  the payment, underpayment or nonpayment of royalties, overriding royalties, production payments, net profits payments or other payments directly relating to the production of hydrocarbons from the Tracker Properties or the proper accounting or payment to parties for their interests, to the extent (a) not attributable to any suspense funds and (b) relating to the period of time prior to the effective time (which is May 1, 2017 at 7:00 am Central Daylight Time);

  •
  any personal injury, casualty, or death occurring on or attributable to the Tracker Properties prior to the closing date;

  •
  the payment, underpayment or nonpayment by Enduro Operating of property taxes and excise taxes related to the Tracker Properties to the extent attributable to periods of time prior to the effective time;

  •
  any contamination or condition that is the result of any off-site transport or disposal of any hazardous substances from the Tracker Properties to a commercial disposal facility prior to the closing date;

  •
  the gross negligence or willful misconduct of Enduro Operating or its affiliates with respect to Enduro Operating's ownership or operation of the Tracker Properties; and

  •
  assets excluded from the Tracker PSA.

Holdback Amount

        Pursuant to the Holdback Agreement, Enduro intends to retain $10,000 of the net proceeds from the sale of the Tracker Properties in a segregated account (the "Tracker Holdback Amount") for a period of two years after the closing of such sale, after which any funds remaining in such account would be distributed with the next regularly scheduled monthly distribution to Unitholders.

No Material Relationships

        Enduro and Enduro Operating, on the one hand, and Tracker, on the other hand, do not have any material relationship other than the purchase and sale transaction contemplated by the Tracker PSA.

Amounts Distributed

        If this Proposal is approved, the amount to be distributed to Unitholders within 45 days after the closing of the transaction contemplated by the Tracker PSA is expected to be: (1) $965,400 (80% of $1,206,750) less (2) eighty percent (80%) of the legal, accounting and other fees and expenses associated with the transaction contemplated by the Tracker PSA less (3) the applicable portion of the Proxy/Meeting Expenses payable by the Trust, less (4) the Tracker Holdback Amount.

        If this Proposal is approved, Enduro is expected to receive, in addition to any distribution it receives with respect to the Trust Units it holds, an amount equal to: (1) $241,350 (20% of $1,206,750) less (2) twenty percent (20%) of the legal, accounting and other fees and expenses associated with the transaction contemplated by the Tracker PSA, less (3) the applicable portion of the Proxy/Meeting Expenses payable by Enduro.

Required Vote

        The affirmative vote of Unitholders, who as of the Record Date, held at least 75% of the Trust Units represented in person or by proxy at the Special Meeting is required to approve Proposal 1(g). Accordingly, abstentions and broker non-votes on Proposal 1(g) will have the effect of a vote "AGAINST" Proposal 1(g).

        If the enclosed Proxy is returned and you have indicated how you wish to vote, the Proxy will be voted in accordance with your instructions. If the enclosed Proxy is returned without instructions on how you wish to vote on Proposal 1(g), your Proxy will be deemed to grant such authority and will be voted "FOR" Proposal 1(g).

        Enduro intends to vote its Trust Units "FOR" Proposal 1(g). The Trustee is not making a recommendation to Unitholders as to how to vote on Proposal 1(g).

 PROPOSAL 1(h)

APPROVAL OF SALE OF THE QEP PROPERTIES, RELEASE OF RELATED NET PROFITS
INTEREST AND DISTRIBUTION OF NET PROCEEDS FROM SUCH SALE

General

        On June 6, 2017, Enduro Operating entered into a purchase and sale agreement (the "QEP PSA") with QEP Energy Company, a Texas corporation, located at 1050 17th Street, Suite 800, Denver, Colorado 80265 ("QEP"). The QEP PSA covers 19.20 net acres located in Martin County, Texas that are prospective for the Spraberry and Wolfcamp formations, as well as one (1) well (the "QEP Properties").

        The QEP Properties generated $8,572 and $17,824 net to the Trust for the years ended December 31, 2016 and 2015, respectively, compared to total Trust income from Net Profits Interest of $9,216,320 and $14,478,775, respectively, for the same periods. The QEP PSA provides for the sale of the QEP Properties by Enduro Operating to QEP for a purchase price equal to $959,893.40, subject to (1) customary accounting adjustments and (2) customary adjustments for title defects.

        Subject to the satisfaction of customary conditions to closing, receipt of the requisite Unitholder approval with respect to the transaction and the release of the Net Profits Interest, the closing date of the transactions contemplated by the QEP PSA is expected to occur on or about September 1, 2017. The QEP PSA may be terminated, among other reasons, by either Enduro Operating or QEP if the Special Meeting has concluded and the requisite Unitholder approval shall not have been obtained or if the closing has not occurred on or before October 31, 2017. The QEP PSA provides that neither party will be obligated to close if the Trustee and the Unitholders fail to approve the disposition of the QEP Properties free from and unburdened by the Net Profits Interest created by the Conveyance.

        The QEP PSA contains customary indemnities from Enduro Operating for transactions of this nature, including, without limitation, the following:

  •
  any breach of the representations and warranties of Enduro Operating contained in the QEP PSA, or any breach or failure to perform any covenant or obligation of Enduro Operating contained in the QEP PSA;

  •
  the payment, underpayment or nonpayment of royalties, overriding royalties, production payments, net profits payments or other payments directly relating to the production of hydrocarbons from the QEP Properties or the proper accounting or payment to parties for their interests, to the extent not attributable to any suspense funds and relating to the period of time prior to the effective time (which is May 1, 2017 at 7:00 am Central Daylight Time);

  •
  the payment, underpayment or nonpayment by Enduro Operating of property taxes and excise taxes related to the QEP Properties to the extent attributable to periods of time prior to the effective time; and

  •
  assets excluded from the QEP PSA.

Holdback Amount

        Pursuant to the Holdback Agreement, Enduro intends to retain $10,000 of the net proceeds from the sale of the QEP Properties in a segregated account (the "QEP Holdback Amount") for a period of two years after the closing of such sale, after which any funds remaining in such account would be distributed with the next regularly scheduled monthly distribution to Unitholders.

No Material Relationships

        Enduro and Enduro Operating, on the one hand, and QEP, on the other hand, do not have any material relationship other than the purchase and sale transaction contemplated by the QEP PSA.

Amounts Distributed

        If this Proposal is approved, the amount to be distributed to Unitholders within 45 days after the closing of the transaction contemplated by the QEP PSA is expected to be: (1) $767,914 (80% of $959,893) less (2) eighty percent (80%) of the legal, accounting and other fees and expenses associated with the transaction contemplated by the QEP PSA less (3) the applicable portion of the Proxy/Meeting Expenses payable by the Trust, less (4) the QEP Holdback Amount.

        If this Proposal is approved, Enduro is expected to receive, in addition to any distribution it receives with respect to the Trust Units it holds, an amount equal to: (1) $191,979 (20% of $959,893) less (2) twenty percent (20%) of the legal, accounting and other fees and expenses associated with the transaction contemplated by the QEP PSA, less (3) the applicable portion of the Proxy/Meeting Expenses payable by Enduro.

Required Vote

        The affirmative vote of Unitholders, who as of the Record Date, held at least 75% of the Trust Units represented in person or by proxy at the Special Meeting is required to approve Proposal 1(h). Accordingly, abstentions and broker non-votes on Proposal 1(h) will have the effect of a vote "AGAINST" Proposal 1(h).

        If the enclosed Proxy is returned and you have indicated how you wish to vote, the Proxy will be voted in accordance with your instructions. If the enclosed Proxy is returned without instructions on how you wish to vote on Proposal 1(h), your Proxy will be deemed to grant such authority and will be voted "FOR" Proposal 1(h).

        Enduro intends to vote its Trust Units "FOR" Proposal 1(h). The Trustee is not making a recommendation to Unitholders as to how to vote on Proposal 1(h).

PROPOSAL 2

APPROVAL OF AMENDMENTS TO THE TRUST AGREEMENT IN ORDER TO PERMIT ASSET
SALES AND THE RELEASE OF THE NET PROFITS INTEREST

        Under Section 3.02(c) of the Trust Agreement, Enduro may, without the consent of the Unitholders, require the Trust to release the Net Profits Interest associated with any Underlying Properties being sold by Enduro so long as such Underlying Properties account for less than or equal to 0.25% of the total production from the Underlying Properties in the prior 12 months, provided that the Net Profits Interest covered by such releases cannot exceed, during any 12-month period, an aggregate fair market value to the Trust of $500,000. The Conveyance contains a similar provision.

        In order to permit the release of the Net Profits Interest and to effect the transactions described under Proposals 1(a) through 1(h) above and to permit, subject to Unitholder approval, similar transactions in the future, the Trust is seeking the approval of the Unitholders to amend certain provisions of the Trust Agreement as set forth below.

Amendment of Section 3.02

        The following set forth the proposed amendments to Section 3.02 of the Trust Agreement (with additions denoted by bold and italics):

        Section 3.02    Limited Power of Disposition.

          (a)   The Trustee shall not release, sell or otherwise dispose of all or any part of the Trust Estate, including, without limitation, all or any portion of the Net Profits Interest, or any interest therein, except that the Trustee is directed to release, sell and convey all or any portion of the Net Profits Interest as provided in Section 3.02(b), Section 3.02(c), Section 3.02(d), Section 3.07 or Section 9.03, as applicable. No Trust Unitholder approval shall be required for any release, sale or conveyance of the Net Profits Interest under Section 3.02(c), Section 3.07 or Section 9.03, as applicable.

          (b)   In the event that Enduro notifies the Trustee that it desires the Trustee to sell or dispose of (except for releases, which are addressed under Section 3.02(c) or Section 3.02(d)) all or any part of the Trust Estate, including, without limitation, all or any portion of the Net Profits Interest, or any interest therein, the Trustee shall sell the applicable portion of the Trust Estate for cash if approved by the Trust Unitholders of record holding at least 75% of the then outstanding Trust Units at a meeting held in accordance with the requirements of Article VIII. This Section 3.02(b) shall not be construed to require approval of the Trust Unitholders for any sale or other disposition of all or any part of the Trust Estate pursuant to Section 3.02(c), Section 3.07 or Section 9.03.

          (c)   Enduro and its Affiliates may at any time and from time to time sell a divided or undivided portion of their interests in the Underlying Properties, free from and unburdened by the Net Profits Interest (without the consent of the Trustee), subject to the following terms and conditions:

              (i)  no sale of a portion of Enduro's or its Affiliates' interests in the Underlying Properties shall be permitted under this paragraph (c) if (A) the sale is to a Person who is an Affiliate of Enduro, (B) the sale relates to an interest in the Underlying Properties that accounted for in excess of 0.25% of the total production from the Underlying Properties during the most recently completed 12 calendar months or (C) the aggregate Fair Value of all portions of the Net Profits Interest released by the Trustee pursuant to this paragraph (c) would exceed $500,000 during any consecutive 12-month period;

             (ii)  in connection with any sale pursuant to this paragraph (c), the Gross Fair Value of the portion of the Net Profits Interest released by the Trustee shall be an "Offset Amount" (as defined in the Conveyance) against the Gross Deductions when determining the amount of cash attributable to the Net Profits Interest; and

            (iii)  the Trustee shall have received a certificate from Enduro certifying to the Trustee and the Trust that the amount to be offset pursuant to clause (ii) above represents the Gross Fair Value of the portion of the Net Profits Interest to be released by the Trustee.

  Upon receipt of (a) written notice of such a sale given by Enduro or its Affiliates, (b) an accurate description of the Net Profits Interest to be conveyed, and (c) a certification of Enduro or other sufficient information to evidence conclusively that the conditions to transfer described in the Conveyance and in this paragraph (c) have been satisfied, the Trustee shall (subject to clauses (i) through (iii) above) terminate and release the Net Profits Interest with respect to the applicable Underlying Properties through execution and delivery of a Trustee Release at the closing of such sale, and such other instruments, agreements and documents as Enduro or its Affiliates may reasonably request, to evidence or effect the transfer of such portion of Enduro's or its Affiliates' interests in the Underlying Properties, free from and unburdened by the Net Profits Interest.

          (d)   Notwithstanding Section 3.02(c) to the contrary, Enduro and its Affiliates may from time to time sell a divided or undivided portion of their interests in the Underlying Properties, free from and unburdened by the Net Profits Interest, with the approval of Trust Unitholders of record holding at least 50% of the then outstanding Trust Units at a meeting held in accordance with the requirements of Article VIII. The proceeds of any sale approved by the Trust Unitholders as set forth in this Section 3.02(d) shall be distributed in the manner approved by such Trust Unitholders at such meeting.

          (e)   Following the sale of all or any portion of the Underlying Properties, Enduro will be relieved of its obligations with respect to the Net Profits Interest that burdens such portion of the Underlying Properties. Promptly after completion of any such sale, Enduro shall so notify the Trustee in writing. Any purchaser of such Underlying Properties shall be the assignee of Enduro to the extent of the interest sold and shall be bound by the obligations of Enduro under this Agreement and the Conveyance to such extent.

          (f)    Anything herein to the contrary notwithstanding, the Trustee shall not agree to any distribution of the Net Profits Interest or any other asset of the Trust that would cause the interest of a Trust Unitholder to be treated (except for tax purposes) as an interest other than an intangible personal property interest. Unless required to sell pursuant to this Section 3.02, or pursuant to Section 3.07 or Section 9.03, or to distribute the Monthly Cash Distribution pursuant to Section 5.02, the Trustee is authorized to retain any part of the Trust Estate in the form in which such property was transferred to the Trustee, without regard to any requirement to diversify investments or other requirements.

          (g)   Any conveyance, transfer or other disposition not expressly addressed in this Agreement shall be governed by the provisions of the Conveyance. In the event that there is a conflict between the provisions of the Conveyance and this Agreement, the provisions of the Conveyance shall control to the extent of such conflict.

Amendment of Section 10.01

        The following set forth the proposed amendments to Section 10.01 of the Trust Agreement (with additions denoted by bold and italics):

        Section 10.01    Prohibited Amendments.    After the Closing, no amendment may be made to any provision of this Agreement that would:

          (a)   increase the power of the Delaware Trustee or the Trustee to engage in business or investment activities;

          (b)   alter the rights of the Trust Unitholders vis-a-vis each other; or

          (c)   unless consented to in writing by Enduro, have the effect of amending Sections 3.02, 6.02, 7.02, 9.02, 9.03, 10.01 or 10.02 hereof. If Enduro consents to an amendment of any of the foregoing sections, such amendment shall be considered a permitted amendment which may be made only if approved in accordance with Section 10.02(b).

Amendment of Section 10.02(b)

        The following set forth the proposed amendments to Section 10.02(b) of the Trust Agreement (with additions denoted by bold and italics):

          (b)   All other permitted amendments to the provisions of this Agreement or any other Transaction Document to which the Trust (or the Trustee as trustee of the Trust) is a party may be made only by the affirmative vote of the Trust Unitholders of record holding at least 75% of the then outstanding Trust Units at a meeting held in accordance with the requirements of Article VIII.

Required Vote

        The affirmative vote of Unitholders, who as of the Record Date, held at least 75% of the Trust Units represented in person or by proxy at the Special Meeting is required to approve Proposal 2. Accordingly, abstentions and broker non-votes on Proposal 2 will have the effect of a vote "AGAINST" Proposal 2.

        If the enclosed Proxy is returned and you have indicated how you wish to vote, the Proxy will be voted in accordance with your instructions. If the enclosed Proxy is returned without instructions on how you wish to vote on Proposal 2, your Proxy will be deemed to grant such authority and will be voted "FOR" Proposal 2.

        Enduro intends to vote its Trust Units "FOR" Proposal 2. The Trustee is not making a recommendation to Unitholders as to how to vote on Proposal 2.

 PROPOSAL 3

APPROVAL OF AMENDMENTS TO THE CONVEYANCE IN ORDER TO PERMIT ASSET
SALES AND THE RELEASE OF THE NET PROFITS INTEREST

        Under Section 6.1(a)(ii) of the Conveyance, Enduro Operating may from time to time transfer to non-affiliates of Enduro Operating, free and clear of the Net Profits Interest and the Conveyance, any Underlying Properties being sold by Enduro so long as the Underlying Properties account for less than or equal to 0.25% of the total production from the Underlying Properties in the prior twelve (12) month period, provided that the Net Profits Interest covered by such releases cannot exceed, during any 12-month period, an aggregate fair market value to the Trust of $500,000. The Trust Agreement contains a similar provision.

        In order to permit the release of the Net Profits Interest and to effect the transactions described under Proposals 1(a) through 1(h) above and to permit, subject to Unitholder approval, similar transactions in the future, the Trust is seeking the approval of the Unitholders to amend certain provisions of the Conveyance as set forth below.

Amendment of Section 2.1

        The following set forth the proposed amendments to Section 2.1 of the Conveyance (with such amendments to be inserted immediately following the defined term "Transfer":

        "Trust" shall mean Enduro Royalty Trust, a Delaware statutory trust.

        "Trust Agreement" shall mean the trust agreement, dated May 3, 2011 (as amended and restated on November 3, 2011) among Enduro Sponsor, as trustor, The Bank of New York Mellon Trust Company, N.A., as trustee, and Wilmington Trust Company, as Delaware trustee.

        "Trust Units" shall mean units of beneficial interest in the Trust.

        "Trust Unitholder" shall mean the owner of one or more Trust Units as reflected on the books of the Trustee or in the records of The Depository Trust Company.

        "Trustee" shall mean The Bank of New York Mellon Trust Company, N.A., a national banking association, and its successor and assigns.

Amendment of Section 4.1(b)

        The following set forth the proposed amendments to Section 4.1(b) of the Conveyance (with additions denoted by bold and italics):

          (b)   From and after the Execution Date with respect to each Payment Period, (i) the Net Profits Account shall be credited with an amount equal to the sum of the Gross Profits (subject to the deduction described in Section 4.4(a)) received by Grantor from the sale of all Subject Hydrocarbons during the applicable Payment Period (the "Credits"), and (ii) the Net Profits Account shall be debited with an amount equal to the sum of the Net Deductions during the applicable Payment Period (subject to the following two sentences) (the "Debits"). If, in calculating the amount of Net Deductions for any Payment Period, the Offset Amounts exceed the Gross Deductions, then the Net Deductions for that Payment Period shall be zero, and such excess, plus interest on such excess amount at the Prime Rate for the period between the last day of the preceding Payment Period and the date the excess amount has been used to reduce the Net Deductions in succeeding Payment Periods, shall be applied to reduce the Net Deductions in each succeeding Payment Period until exhausted. Under no circumstances shall the amount paid pursuant to this Article IV in respect of any Payment Period exceed eighty percent (80%) of Gross Profits for such Payment Period.

Amendment of Section 4.4(a)

        The following set forth the proposed amendments to Section 4.4(a) of the Conveyance (with additions denoted by bold and italics):

          (a)   Except as provided in Section 6.1(a)(iii), if Grantor ever pays Grantee more than the amount of money then due and payable to Grantee under this Conveyance, Grantee shall not be obligated to return the overpayment, but Grantor may at any time thereafter reduce the NPI Payout by, and retain for its own account, an amount equal to the overpayment, plus interest at the Prime Rate on such amount for the period between the fifteenth (15th) day after the date of the overpayment and the date such amount is recovered by Grantor. In order to exercise its rights under this Section 4.4(a), Grantor must give Grantee written notice with respect to any such overpayment, together with supporting information and data.

Amendment of Section 6.1

        The following set forth the proposed amendments to Section 6.1 of the Conveyance (with additions denoted by bold and italics):

        Section 6.1    Assignment by Grantor Subject to Net Profits Interest.

          (a)   Right to Sell.

              (i)  Grantor may from time to time Transfer its interest in the Subject Interests, or any part thereof or undivided interest therein, subject to the Net Profits Interest and this Conveyance. Subject to Section 6.1(a)(ii) and Section 6.1(a)(iii), Grantor shall cause the assignee, purchaser, transferee or grantee of any such transaction to take the affected Subject Interests subject to the Net Profits Interest and this Conveyance and, from and after the actual date of any such Transfer, to assume Grantor's obligations under this Conveyance with respect to such Subject Interests.

             (ii)  Notwithstanding Section 6.1(a)(i), Grantor may from time to time Transfer to non-Affiliates of Grantor, free and clear of the Net Profits Interest and this Conveyance, any of the Subject Interests that accounts for less than or equal to 0.25% of the total production of Subject Hydrocarbons from the Subject Interests in the preceding twelve (12) month period. The aggregate Fair Value of all portions of the Net Profits Interest released in connection with such Transfers shall not exceed an aggregate Fair Value of five hundred thousand dollars ($500,000) during any consecutive twelve (12) month period. In the event of any such Transfer, (A) the Gross Fair Value of the released portion of the Net Profits Interest shall be considered an Offset Amount for purposes hereof during the Payment Period in which the Transfer occurs, and (B) Grantee shall, upon receiving a written request from Grantor, immediately prior to any such Transfer, execute, acknowledge, and deliver to Grantor a recordable instrument (reasonably acceptable to Grantor) that terminates and releases the Net Profits Interest with respect to the Subject Interests being Transferred.

           (iii)  Notwithstanding Section 6.1(a)(ii), Grantor may from time to time Transfer to non-Affiliates of Grantor, free and clear of the Net Profits Interest and this Conveyance, any of the Subject Interests with the approval of Trust Unitholders of record holding at least 50% of the then outstanding Trust Units at a meeting held in accordance with the requirements of Article VIII of the Trust Agreement. The proceeds of any sale approved by the Trust Unitholders as set forth in this Section 6.1(a)(iii) shall be distributed in the manner approved by such Trust Unitholders at such meeting.

          (b)   Effect of Sale. From and after the actual date of any of the Transfers described in Section 6.1(a) by Grantor, Grantor (and in the case of Section 6.1(a)(ii) and Section 6.1(a)(iii)

  only, any grantee, purchaser, transferee or grantee of the Subject Interests) shall be relieved of all obligations, requirements, and responsibilities arising under this Conveyance with respect to the Subject Interests Transferred, except for those that accrued prior to such date.

          (c)   Allocation of Consideration. Except as provided in Section 6.1(a)(iii), Grantee is not entitled to receive any share of the sales proceeds received by Grantor in any transaction permitted by this Section 6.1.

          (d)   Separate Interest. Effective on the effective date of any Transfer of any Subject Interest pursuant to this Section 6.1, Gross Profits, Excluded Proceeds, Net Deductions, Gross Deductions, Offset Amounts and Net Profits shall thereafter be calculated and determined separately (by the assignee, purchaser, transferee or grantee) with respect to such Subject Interests; and Debits and Credits during each Payment Period in respect of the Subject Interests Transferred shall reflect items received or incurred by the assignee, purchaser, transferee or grantee, and shall be calculated in accordance with Article IV hereof.

Required Vote

        The affirmative vote of Unitholders, who as of the Record Date, held at least 75% of the Trust Units represented in person or by proxy at the Special Meeting is required to approve Proposal 3. Accordingly, abstentions and broker non-votes on Proposal 3 will have the effect of a vote "AGAINST" Proposal 3.

        If the enclosed Proxy is returned and you have indicated how you wish to vote, the Proxy will be voted in accordance with your instructions. If the enclosed Proxy is returned without instructions on how you wish to vote on Proposal 3, your Proxy will be deemed to grant such authority and will be voted "FOR" Proposal 3.

        Enduro intends to vote its Trust Units "FOR" Proposal 3. The Trustee is not making a recommendation to Unitholders as to how to vote on Proposal 3.

PROPOSAL 4

APPROVAL OF AMENDMENTS TO THE TRUST AGREEMENT TO
PERMIT THE COSTS ASSOCIATED WITH CALLING ANY UNITHOLDER MEETING,
INCLUDING, WITHOUT LIMITATION, MEETING COSTS, PROXY PREPARATION COSTS,
PROXY SOLICITATION COSTS AND COSTS OF COUNSEL AND OTHER ADVISORS
ASSOCIATED THEREWITH, PURSUANT TO THE PROPOSED SECTION 3.02(d)
TO BE PAID PRO RATA BY THE TRUST AND ENDURO

        Under Section 8.02 of the Trust Agreement, all costs associated with calling any meeting of the Unitholders shall be borne by the Trust other than a meeting of the Unitholders called by Unitholders owning of record not less than 10% in number of the then outstanding Trust Units, which costs shall be borne by the Unitholders that called such meeting of Trust Unitholders.

        To facilitate the subsequent submission of proposals by or on behalf of Enduro to Unitholders for the purpose of effecting transactions similar to those described in Proposals 1(a)-1(h) above, the Trust is seeking the approval of the Unitholders to amend the Trust Agreement as set forth below.

Amendment of Section 8.02

        The following sets forth the proposed amendments to Section 8.02 of the Trust Agreement (with additions denoted by bold and italics):

        Section 8.02    Call and Notice of Meetings.    Any such meeting of the Trust Unitholders may be called by the Trustee or by Trust Unitholders owning of record not less than 10% in number of the then outstanding Trust Units. The Trustee may, but shall not be obligated to, call meetings of Trust Unitholders to consider amendments, waivers, consents and other changes relating to the Transaction Documents to which the Trust (or the Trustee as trustee of the Trust) is a party. In addition, at the written request of the Delaware Trustee, unless the Trustee appoints a successor Delaware Trustee in accordance with Section 6.05, the Trustee shall call such a meeting but only for the purpose of appointing a successor to the Delaware Trustee upon its resignation. All such meetings shall be held at such time and at such place as the notice of any such meeting may designate. Except as may otherwise be required by any applicable law or by the rules of any securities exchange or quotation system on which the Trust Units may be listed or admitted to trading, the Trustee shall provide notice of every meeting of the Trust Unitholders authorized by the Trustee or the Trust Unitholders calling the meeting, setting forth the time and place of the meeting and in general terms the matters proposed to be acted upon at such meeting, which notice shall be given in accordance with Section 12.09 of this Agreement not more than 60 nor less than 20 days before such meeting is to be held to all of the Trust Unitholders of record at the close of business on a record date selected by the Trustee (the "Record Date Trust Unitholders"), which shall be not more than 60 days before the date of such notice. If such notice is given to any Trust Unitholder by mail, it shall be directed to such Trust Unitholder at its last address as shown by the ownership ledger of the Trustee and shall be deemed duly given when so addressed and deposited in the United States mail, postage paid. No matter other than that stated in the notice shall be acted upon at any meeting. Only Record Date Trust Unitholders shall be entitled to notice of and to exercise rights at or in connection with the meeting. All costs associated with calling any meeting of the Trust Unitholders (including, without limitation, meeting costs, proxy preparation costs, proxy solicitation costs and costs of counsel and other advisors associated therewith) shall be borne by the Trust other than a meeting of the Trust Unitholders called by Trust Unitholders owning of record not less than 10% in number of the then outstanding Trust Units, which costs shall be borne by the Trust Unitholders that called such meeting of Trust Unitholders. Notwithstanding the preceding sentence, if any transaction contemplated by Section 3.02(d) of this Agreement is approved by Trust Unitholders as contemplated therein, then all costs associated with calling any such meeting of the Unitholders (including, without limitation, meeting costs, proxy preparation costs, proxy solicitation costs and costs of counsel and other advisors associated therewith) shall be paid eighty percent (80%) by the Trust and twenty percent (20%) by Enduro.

Required Vote

        The affirmative vote of Unitholders, who as of the Record Date, held at least 75% of the Trust Units represented in person or by proxy at the Special Meeting is required to approve Proposal 4. Accordingly, abstentions and broker non-votes on Proposal 4 will have the effect of a vote "AGAINST" Proposal 4.

        If the enclosed Proxy is returned and you have indicated how you wish to vote, the Proxy will be voted in accordance with your instructions. If the enclosed Proxy is returned without instructions on how you wish to vote on Proposal 4, your Proxy will be deemed to grant such authority and will be voted "FOR" Proposal 4.

        Enduro intends to vote its Trust Units "FOR" Proposal 4. The Trustee is not making a recommendation to Unitholders as to how to vote on Proposal 4.

        Implementation of Proposal 4 is contingent upon the implementation of each of Proposals 2 and 3. Accordingly, Proposal 4 will not be implemented unless Proposals 2 and 3 are approved by Unitholders of record holding at least 75% of the then outstanding Trust Units; however, the Unitholders are being asked to separately consider and act upon Proposal 4 and have the ability to reject Proposal 4 even if Proposals 2 and 3 are approved.

 PROPOSAL 5

APPROVAL OF ANY ADJOURNMENT OF THE SPECIAL
MEETING, IF NECESSARY OR APPROPRIATE, TO PERMIT SOLICITATION OF
ADDITIONAL PROXIES IN FAVOR OF PROPOSALS 1, 2, 3 AND 4

        The Trustee seeks your approval to adjourn the Special Meeting, if necessary or appropriate, to permit the solicitation of additional proxies in favor of Proposals 1, 2, 3 and 4. If it is necessary or appropriate to adjourn the Special Meeting, and the adjournment is for a period of less than 30 days, no notice of the time or place of the reconvened meeting will be given to Unitholders, other than an announcement made at the Special Meeting.

Required Vote

        The affirmative vote of Unitholders who, as of the Record Date, held Trust Units representing a majority of the Trust Units represented in person or by proxy at the Special Meeting is required to approve Proposal 5. Accordingly, abstentions and broker non-votes on Proposal 5 will have the effect of votes "AGAINST" Proposal 5.

        If the enclosed Proxy is returned and you have indicated how you wish to vote, the Proxy will be voted in accordance with your instructions. Should the enclosed Proxy be returned without instructions on how you wish to vote on Proposal 5, your Proxy will be deemed to grant such authority and will be voted "FOR" Proposal 5.

        Enduro intends to vote its Trust Units "FOR" Proposal 5. The Trustee is not making a recommendation to Unitholders as to how to vote on Proposal 5.

U.S. FEDERAL INCOME TAX CONSIDERATIONS

        The following is a summary of certain U.S. federal income tax considerations related to the release of the Net Profits Interest in the properties that may be relevant to the Unitholders. This summary is based upon current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), existing and proposed Treasury regulations thereunder and current administrative rulings and court decisions, all of which are subject to changes that may or may not be retroactively applied. No attempt has been made in the following summary to comment on all U.S. federal income tax matters affecting the Trust or the Unitholders. This discussion does not address any tax consequences arising under the laws of any state, local or foreign jurisdiction, or under any United States federal laws other than those pertaining to income tax.

        The following discussion is limited to U.S. Unitholders who hold the Trust Units as "capital assets" (generally, property held for investment). All reference to "Unitholders" (including U.S. and non-U.S. Unitholders) are to beneficial owners of the Trust Units. Moreover, the discussion has only limited application to non-U.S. persons and persons subject to special tax treatment such as, without limitation: banks, insurance companies or other financial institutions; Unitholders subject to the alternative minimum tax; tax-exempt organizations; dealers in securities or commodities; regulated investment companies; real estate investment trusts; traders in securities that elect to use a mark-to-market method of accounting for their securities holdings; non-U.S. Unitholders that are "controlled foreign corporations" or "passive foreign investment companies"; persons that are S-corporations, partnerships or other pass-through entities; persons that own their interest in the Trust Units through S-corporations, partnerships or other pass-through entities; persons that at any time own more than 5% of the aggregate fair market value of the Trust Units; expatriates and certain former citizens or long-term residents of the United States; U.S. Unitholders whose functional currency is not the U.S. dollar; persons who hold the Trust Units as a position in a hedging transaction, "straddle", "conversion transaction" or other risk reduction transaction; or persons deemed to sell the Trust Units under the constructive sale provisions of the Code.

        Each Unitholder is urged to consult his tax advisors as to the particular tax consequences to them of the release of the Net Profits Interest in the Divestiture Properties, including the applicability of any U.S. federal income, federal estate or gift tax, state, local and foreign tax laws, changes in applicable tax laws and any pending or proposed legislation.

Classification and Taxation of the Trust

        No ruling has been or will be requested from the IRS with respect to the U.S. federal income tax treatment of the Trust, including a ruling as to the status of the Trust as a grantor trust or as a partnership for U.S federal income tax purposes. The remainder of the discussion below assumes that the Trust will be classified as a grantor trust for U.S. federal income tax purposes. As a grantor trust, the Trust is not subject to U.S. federal income tax at the trust level. Rather, each Unitholder is considered for federal income tax purposes to own its proportionate share of the Trust's assets directly as though no Trust were in existence. The income of the Trust is deemed to be received or accrued by the Unitholder at the time such income is received or accrued by the Trust, rather than when distributed by the Trust. Each Unitholder is subject to tax on its proportionate share of the income and gain attributable to the assets of the Trust and is entitled to claim its proportionate share of the deductions and expenses attributable to the assets of the Trust, subject to applicable limitations, in accordance with the Unitholder's tax method of accounting and taxable year without regard to the taxable year or accounting method employed by the Trust.

        The Trust files annual information returns, reporting to the Unitholders all items of income, gain, loss, deduction and credit. The Trust allocates these items of income, gain, loss, deduction and credit to Unitholders based on record ownership on the monthly record dates. It is possible that the IRS or another taxing authority could disagree with this allocation method and assert that income and deductions of the Trust should be determined and allocated on a daily or prorated basis, which could require adjustments to the tax returns of the Unitholders affected by this issue and result in an increase in the administrative expense of the Trust in subsequent periods.

        Under current law, the highest marginal U.S. federal income tax rate applicable to ordinary income of individuals is 39.6%, and the highest marginal U.S. federal income tax rate applicable to long-term capital gains (generally, gains from the sale or exchange of certain investment assets held for more than one year) of individuals is 20%. Such marginal tax rates may be effectively increased due to the phaseout of personal exemptions and the limitations on itemized deductions. The highest marginal U.S. federal income tax rate applicable to corporations is 35%, and such rate applies to both ordinary income and capital gains.

        Section 1411 of the Code imposes a 3.8% Medicare tax on certain investment income earned by individuals, estates, and trusts. For these purposes, investment income generally will include a Unitholder's allocable share of the trust's interest and royalty income plus the gain recognized from a sale of Trust units. In the case of an individual, the tax is imposed on the lesser of (i) the individual's net investment income from all investments, or (ii) the amount by which the individual's modified adjusted gross income exceeds specified threshold levels depending on such individual's federal income tax filing status. In the case of an estate or trust, the tax is imposed on the lesser of (i) undistributed net investment income, or (ii) the excess adjusted gross income over the dollar amount at which the highest income tax bracket applicable to an estate or trust begins for such taxable year. The U.S. Department of the Treasury and the IRS have issued Treasury Regulations that provide guidance regarding the Medicare tax. Unitholders are urged to consult with their tax advisors as to the impact of the Medicare tax.

        If a taxpayer disposes of any "Section 1254 property" (certain oil, gas, geothermal or other mineral property), and the adjusted basis of such property includes adjustments for depletion deductions under Section 611 of the Code, the taxpayer generally must recapture the amount deducted for depletion as ordinary income (to the extent of gain realized on the disposition of the property). This depletion recapture rule applies to any disposition of property that was placed in service by the taxpayer after December 31, 1986. Detailed rules set forth in Sections 1.1254-1 through 1.1254-6 of the U.S. Treasury Regulations govern dispositions of property after March 13, 1995. The IRS likely will take the position that a Unitholder must recapture depletion upon the disposition of a unit.

Federal Income Tax Consequences of the Proposed Transactions

        The release of the Net Profits Interest in the Divestiture Properties and receipt of net proceeds described in Proposal 1 is a taxable transaction for U.S. federal income tax purposes. Net proceeds to Unitholders from the proposed transactions are anticipated to be disseminated with a special cash distribution that will be reportable to Unitholders on Form 1099-B, Proceeds From Broker and Barter Exchange Transactions. The amount of a Unitholder's gain or loss attributable to the proceeds received from the proposed transactions is computed as the difference between the proceeds reported on Form 1099-B and the Unitholder's adjusted basis for the portion of the Net Profits Interest sold. The adjusted basis of the Net Profits Interest is the original cost or other basis of the Trust Units reduced by any depletion allowances previously claimed by the Unitholder. Unitholders will be provided with the percentage of their Net Profits Interest sold from the proposed transactions to apply to their adjusted basis. The Net Profits Interest is a Section 1254 oil and gas property for U.S. federal income tax purposes. The amount of gain, if any, realized upon the disposition of the Net Profits Interest will be treated as ordinary income to the extent of the depletion previously claimed with respect to such property which reduced the Unitholder's basis in the property. The balance of any gain or any loss will be a capital gain or loss if the Trust Units were held by the Unitholder as a capital asset—either long-term, if held more than 12 months, or short-term if held less than 12 months.

UNITHOLDERS ARE STRONGLY ENCOURAGED TO CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE TAX CONSEQUENCES TO THEM OF THE NET PROFITS INTEREST IN LIGHT OF THEIR OWN PARTICULAR CIRCUMSTANCES, INCLUDING THE TAX CONSEQUENCES UNDER STATE, LOCAL, FOREIGN AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN UNITED STATES FEDERAL OR OTHER TAX LAWS.

EFFECT OF NEGATIVE VOTES ON PROPOSAL 1

        If the Unitholders fail to approve any of the sales, releases of the related Net Profits Interest associated with such oil and natural gas properties or the distribution of proceeds from any such sales as set forth in Proposals 1(a) through 1(h), then (1) the oil and natural gas properties subject to the sale covered by such Proposal will not be sold, (2) the release of the related Net Profits Interest associated with such Proposal will not take effect and (3) no proceeds related to the sale of the oil and natural gas properties subject to such Proposal will be distributed to the Unitholders.

EFFECT OF NEGATIVE VOTES ON PROPOSALS 2 OR 3

        If the Unitholders fail to approve the amendments to the Trust Agreement as set forth in Proposal 2, then the amendments to the Trust Agreement will not occur.

        If the Unitholders fail to approve the amendments to the Conveyance as set forth in Proposal 3, then the amendments to the Conveyance will not occur.

EFFECT OF NEGATIVE VOTES ON PROPOSALS 1, 2 OR 3

        Proposals 1, 2 and 3 comprise a group of related and interdependent proposals for Unitholder action. As a result, implementation of each such Proposal is contingent upon the implementation of the other Proposals. Accordingly, Proposals 1, 2 or 3 will not be implemented unless each such Proposal is approved by the requisite Unitholder vote. If any of Proposals 1, 2 or 3 is not approved by the requisite Unitholder vote, then (i) the transactions described in Proposal 1 will not occur and the associated net proceeds from such transactions will not be distributed to Enduro or the Unitholders, (ii) the Trust Agreement will not be amended to permit asset sales and the release of the Net Profits Interest as described in Proposal 2, and (iii) the Conveyance will not be amended to permit asset sales and the release of the Net Profits Interest as described in Proposal 3.

EFFECT OF NEGATIVE VOTES ON PROPOSAL 4

        Implementation of Proposal 4 is contingent upon the implementation of each of Proposals 2 and 3. As a result, implementation of such Proposal is contingent upon the implementation of Proposals 2 and 3. If the Unitholders fail to approve Proposal 4, then meeting costs, proxy preparation costs, proxy solicitation costs and any related costs of calling the Special Meeting or any future meeting pursuant to proposed Section 3.02(d) of the Trust Agreement will be payable by Enduro. The effect of a vote against Proposal 4 could be to discourage future transactions of the type contemplated by Proposals 1(a)-1(h) that could otherwise be presented by or on behalf of Enduro to Unitholders for approval.

EFFECT OF NEGATIVE VOTES ON PROPOSAL 5

        If the Unitholders fail to approve Proposal 5, the Trust may be unable to hold the Special Meeting if a quorum is not reached. If a quorum has been reached, any of Proposals 1, 2, 3 or 4 that has not achieved the required Unitholder vote would not be approved and would have the effects set forth above under "Effect of Negative Votes on Proposal 1," "Effect of Negative Votes on Proposals 2 or 3," "Effect of Negative Votes on Proposals 1, 2 or 3" and "Effect of Negative Votes on Proposal 4."

 DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT

        Directors and Officers.    The Trust has no directors or executive officers. The Trustee is a corporate trustee which may be removed, with or without cause, at a meeting of the Unitholders, by the affirmative vote of the holders of a majority of all the Trust Units then outstanding.

        Audit Committee and Nominating Committee.    Because the Trust has no directors, it does not have an audit committee, an audit committee financial expert or a nominating committee.

        Section 16(a) Beneficial Ownership Reporting Compliance.    Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Trust's directors, officers or beneficial owners of more than ten percent of a registered class of the Trust's equity securities to file reports of ownership and changes in ownership with the SEC and to furnish the Trust with copies of all such reports. The Trust has no directors and officers and based solely on its review of the reports received by it, the Trust believes that during the fiscal year of 2016, no person who was a beneficial owner of more than ten percent the Trust Units failed to file on a timely basis any report required by Section 16(a) of the Exchange Act.

        Code of Ethics.    Because the Trust has no employees, it does not have a code of ethics. Employees of the Trustee, The Bank of New York Mellon Trust Company, N.A. must comply with the bank's code of ethics.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        The Trust has no directors or executive officers. See the section titled "Trustee—Trustee Compensation" for the remuneration received by the Trustee during the years ended December 31, 2015 through December 31, 2016 and the section titled "Security Ownership of Certain Beneficial Owners and Management" for information concerning Trust Units owned by The Bank of New York Mellon Trust Company, N.A. in various fiduciary capacities.

        Because the Trustee's compensation is set forth in the Trust Agreement the Trust has no policy or procedure for the review, approval or ratification of such compensation.

INTERESTS OF CERTAIN PERSONS IN THE MATTERS TO BE ACTED UPON

        Pursuant to the Holdback Agreement, Enduro has agreed to reimburse the Trust for all or a pro rata portion of the Proxy/Meeting Expenses. Furthermore, as described in Proposals 1(a) through 1(h), Enduro will receive 20% of the net proceeds from such transactions.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

        Security Ownership of Certain Beneficial Owners.    Based on filings with the SEC, the Trustee is not aware of any person who is the beneficial owner of 5% or more of the units as of June 15, 2017 except as set forth below. The following table reflects the beneficial ownership of the owners in accordance with applicable SEC rules. Due to these beneficial ownership rules, each entity listed below may be deemed to be the beneficial owner of the same 8,600,000 Trust Units, all of which are held of record by

Enduro Resource Partners LLC. The following information has been obtained from public filings with the SEC.

Beneficial Owner	Trust Units Beneficially Owned		Percent of Class
Enduro Resource Partners LLC	8,600,000	(1)	26.1%
Enduro Resource Holdings LLC	8,600,000	(2)	26.1%
R/C IV Enduro Holdings, L.P.	8,600,000	(3)	26.1%
Riverstone/Carlyle Energy Partners IV, L.P.	8,600,000	(4)	26.1%
R/C Energy GP IV, LLC	8,600,000	(5)	26.1%

(1)
Reference is hereby made to the Schedule 13D filed by the reporting person on October 11, 2013 for additional information regarding the beneficial ownership of the reporting person.

(2)
Reference is hereby made to the Schedule 13D filed by the reporting person on October 11, 2013 for additional information regarding the beneficial ownership of the reporting person. Enduro Resource Holdings LLC does not directly own any Trust Units. By virtue of being the sole member of Enduro Resource Partners LLC, Enduro Resource Holdings LLC may be deemed to possess shared voting and dispositive powers with respect to the 8,600,000 Trust Units held by Enduro Resource Partners LLC.

(3)
Reference is hereby made to the Schedule 13D filed by the reporting person on October 11, 2013 for additional information regarding the beneficial ownership of the reporting person. R/C IV Enduro Holdings, L.P. does not directly own any Trust Units. By virtue of owning 92.7% of the limited liability company interests in Enduro Resource Holdings LLC, R/C IV Enduro Holdings, L.P. may be deemed to possess shared voting and dispositive powers with respect to the 8,600,000 Trust Units held by Enduro Resource Partners LLC.

(4)
Reference is hereby made to the Schedule 13D filed by the reporting person on October 11, 2013 for additional information regarding the beneficial ownership of the reporting person. Riverstone/Carlyle Energy Partners IV, L.P. does not directly own any Trust Units. By virtue of being the sole general partner of R/C IV Enduro Holdings, L.P., Riverstone/Carlyle Energy Partners IV, L.P. may be deemed to possess shared voting and dispositive powers with respect to the 8,600,000 Trust Units held by Enduro Resource Partners LLC.

(5)
Reference is hereby made to the Schedule 13D filed by the reporting person on October 11, 2013 for additional information regarding the beneficial ownership of the reporting person. R/C Energy GP IV, LLC does not directly own any Trust Units. By virtue of being the sole general partner of Riverstone/Carlyle Energy Partners IV, L.P, R/C Energy GP IV, LLC may be deemed to possess shared voting and dispositive powers with respect to the 8,600,000 Trust Units held by Enduro Resource Partners LLC.

        Security Ownership of Management.    The Trustee does not beneficially own any securities of the Trust.

        Changes in Control.    The Trustee knows of no arrangements which may subsequently result in a change in control of the Trust.

        Securities Authorized for Issuance Under Equity Compensation Plans.    The Trust has no equity compensation plans.

 HOUSEHOLDING

        As permitted by the Exchange Act, only one copy of this Proxy Statement is being delivered to Unitholders residing at the same address, unless such Unitholders have notified the Trust of their desire to receive multiple copies of this Proxy Statement.

        The Trust will promptly deliver, upon oral or written request, a separate copy of this Proxy Statement to any Unitholder residing at an address to which only one copy was mailed. Requests for additional copies or to request a single copy of this Proxy Statement for Unitholders sharing address (if they are receiving multiple copies) should be directed by mail to The Bank of New York Mellon Trust Company, N.A., Trustee, Global Corporate Trust, 919 Congress Avenue, Suite 500, Austin, Texas 78701, or by phone at (512) 236-6555.

ADDITIONAL INFORMATION

Unitholder Proposals

        The Trust does not hold annual meetings of Unitholders. Accordingly, the Trust does not publish a date by which Unitholders must make proposals for inclusion in an annual meeting. Certain Unitholders, or groups of Unitholders, may call special meetings of Unitholders pursuant to the terms of the Trust Agreement to approve any appropriate matter.

Where You Can Find More Information

        The Trust files annual, quarterly and special reports and other information with the SEC. The Trust's SEC filings are available to the public on the SEC's website at http://www.sec.gov. You may also read and copy any document the Trust files at the SEC's public reference room at 100 F Street NE, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference room.

        The Trust Units of the Trust are listed on the New York Stock Exchange under the symbol "NDRO." The Trust's reports and other information filed with the SEC can also be inspected at the offices of the New York Stock Exchange.

        The Trust will provide copies of the reports and other information filed with the SEC to any Unitholder, at the actual cost of reproduction, upon written request to The Bank of New York Mellon Trust Company, N.A., Trustee, Global Corporate Trust, 919 Congress Avenue, Suite 500, Austin, Texas 78701. Copies of these reports may also be found on the Trust's web site at http://www.enduroroyaltytrust.com.

This proxy is solicited by

ENDURO ROYALTY TRUST

ENDURO ROYALTY TRUST
Special Meeting of Unitholders
August 30, 2017 10:00 A.M. CDT

The unitholder(s) hereby appoint(s) Sarah Newell and Michael J. Ulrich, or either of them, as proxies, each with the power to appoint its substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this ballot, all of the units of ENDURO ROYALTY TRUST that the unitholder(s) is/are entitled to vote at the Special Meeting of Unitholders to be held at 10:00 A.M. Central Daylight Time on August 30, 2017, at 777 Main Street, Concourse Level Meeting Room, Fort Worth, Texas, and any adjournment or postponement thereof, and to transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

The units represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned unitholder(s).  If no direction is made, this proxy will be voted FOR proposals 1(a)-(h), FOR proposal 2, FOR proposal 3, FOR proposal 4 and FOR proposal 5 and in the discretion of each or either of the proxies with respect to such other business as may properly come before the meeting.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Trustee is not making a recommendation to you as to how to vote on the following proposals:

(1)

(a) To approve the sale by Enduro Operating LLC (“Enduro Operating”) of certain oil and natural gas properties pursuant to the purchase and sale agreement, dated June 5, 2017, between Enduro Operating and Chisholm Energy Holdings, LLC; the authorization of the release of the net profits interest associated with such properties; and the distribution of the net proceeds from such sale to the unitholders of the Trust.

	For ☐	Against ☐	Abstain ☐

(b) To approve the sale by Enduro Operating of certain oil and natural gas properties pursuant to the purchase and sale agreement, dated June 5, 2017, between Enduro Operating and OXY USA, Inc.; the authorization of the release of the net profits interest associated with such properties; and the distribution of the net proceeds from such sale to the unitholders of the Trust.

	For ☐	Against ☐	Abstain ☐

(c) To approve the sale by Enduro Operating of certain oil and natural gas properties pursuant to the purchase and sale agreement, dated June 5, 2017, between Enduro Operating and Forge Energy, LLC; the authorization of the release of the net profits interest associated with such properties; and the distribution of the net proceeds from such sale to the unitholders of the Trust.

	For ☐	Against ☐	Abstain ☐

(d) To approve the sale by Enduro Operating of certain oil and natural gas properties pursuant to the purchase and sale agreement, dated June 6, 2017, between Enduro Operating and Summit West Resources LP; the authorization of the release of the net profits interest associated with such properties; and the distribution of the net proceeds from such sale to the unitholders of the Trust.

	For ☐	Against ☐	Abstain ☐

(e) To approve the sale by Enduro Operating of certain oil and natural gas properties pursuant to the purchase and sale agreement, dated June 6, 2017, between Enduro Operating and DE Midland III LLC; the authorization of the release of the net profits interest associated with such properties; and the distribution of the net proceeds from such sale to the unitholders of the Trust.

	For ☐	Against ☐	Abstain ☐

Continued on the reverse side

(f) To approve the sale by Enduro Operating of certain oil and natural gas properties pursuant to the purchase and sale agreement, dated June 6, 2017, between Enduro Operating and Parsley Energy, LP; the authorization of the release of the net profits interest associated with such properties; and the distribution of the net proceeds from such sale to the unitholders of the Trust.

		For ☐	Against ☐	Abstain ☐

(g) To approve the sale by Enduro Operating of certain oil and natural gas properties pursuant to the purchase and sale agreement, dated June 5, 2017, between Enduro Operating and Tracker Resource Development III LLC; the authorization of the release of the net profits interest associated with such properties; and the distribution of the net proceeds from such sale to the unitholders of the Trust.

		For ☐	Against ☐	Abstain ☐

(h) To approve the sale by Enduro Operating of certain oil and natural gas properties pursuant to the purchase and sale agreement, dated June 6, 2017, between Enduro Operating and QEP Energy Company; the authorization of the release of the net profits interest associated with such properties; and the distribution of the net proceeds from such sale to the unitholders of the Trust.

		For ☐	Against ☐	Abstain ☐

2

To approve amendments to the Amended and Restated Trust Agreement, dated as of November 3, 2011, of the Trust (the “Trust Agreement”) to permit Enduro Resource Partners LLC, a Delaware limited liability company (“Enduro”), and its affiliates to sell their interests in certain oil and natural gas properties subject to the net profits interest held by the Trust and to release the related net profits interest.

		For ☐	Against ☐	Abstain ☐

3

To approve amendments to the Conveyance of Net Profits Interest, executed as of November 8, 2011, from Enduro Operating to Enduro Texas LLC, a Texas limited liability company (“Enduro Texas”), as supplemented by that certain Supplement to Conveyance of Net Profits Interest, executed as of November 8, 2011, among Enduro Operating, Enduro Texas and the Trust, to permit Enduro and its affiliates to sell their interests in certain oil and natural gas properties subject to the net profits interest held by the Trust and to release the related net profits interest.

		For ☐	Against ☐	Abstain ☐

4

To approve amendments to the Trust Agreement to permit the costs associated with calling any Unitholder meeting, including, without limitation, meeting costs, proxy preparation costs, proxy solicitation costs and costs of counsel and other advisors associated therewith, pursuant to the proposed Section 3.02(d) to be paid pro rata by the Trust and Enduro.

		For ☐	Against ☐	Abstain ☐

5	To approve the adjournment of the Special Meeting, if necessary or appropriate, to permit solicitation of additional proxies in favor of proposals 1, 2, 3 and 4 above.	For ☐	Against ☐	Abstain ☐

NOTE: In its discretion as to such other business as may properly come before the special meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon.  When signing as attorney, executor, administrator, or other fiduciary, please give full title as such.  Joint owners should each sign personally.  All holders must sign.  If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature	Date	Signature (Joint Owners)	Date